UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08603

Name of Fund:   BlackRock Debt Strategies Fund, Inc. (DSU)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Debt Strategies

              Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 02/28/2019

Date of reporting period: 08/31/2018

Item 1 – Report to Stockholders

AUGUST 31, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Debt Strategies Fund, Inc. (DSU)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended August 31, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility in emerging market stocks rose as U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also reduced its $4.2 trillion balance sheet by approximately $230 billion during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.9%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.96%	19.66%
U.S. small cap equities (Russell 2000® Index)	15.84	25.45
International equities (MSCI Europe, Australasia, Far East Index)	(2.55)	4.39
Emerging market equities (MSCI Emerging Markets Index)	(10.18)	(0.68)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.93	1.52
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.42	(4.13)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.15	(1.05)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.78	0.61
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.26	3.40
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of August 31, 2018	BlackRock Debt Strategies Fund, Inc.

Fund Overview

BlackRock Debt Strategies Fund, Inc.’s (DSU) (the “Fund”) primary investment objective is to seek to provide current income by investing primarily in a diversified portfolio of U.S. companies’ debt instruments, including corporate loans, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P’s or Baa or lower by Moody’s) or unrated debt instruments, which are in the judgment of the investment adviser of equivalent quality. Corporate loans include senior and subordinated corporate loans, both secured and unsecured. The Fund may invest directly in debt instruments or synthetically through the use of derivatives. The Fund’s secondary investment objective is to provide capital appreciation.

No assurance can be given that the Fund’s investment objectives will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	DSU
Initial Offering Date	March 27, 1998
Current Distribution Rate on Closing Market Price as of August 31, 2018 ($11.34)(a)	7.25%
Current Monthly Distribution per Common Share(b)	$0.0685
Current Annualized Distribution per Common Share(b)	$0.8220
Economic Leverage as of August 31, 2018(c)	32%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 7.

Market Price and Net Asset Value Per Share Summary

	08/31/18	02/28/18	Change	High	Low
Market Price	$11.34	$11.47	(1.13)%	$11.72	$11.11
Net Asset Value	12.58	12.62	(0.32)	12.69	12.44

Market Price and Net Asset Value History For the Past Five Years

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2018 (continued)	BlackRock Debt Strategies Fund, Inc.

Performance and Portfolio Management Commentary

Returns for the period ended August 31, 2018 were as follows:

		Average Annual Total Returns
	6-Month	1 Year	3 Years	5 Years
Fund at NAV(a)(b)	3.34%	6.45%	8.09%	7.01%
Fund at Market Price(a)(b)	2.49	4.97	10.07	6.76
Reference Benchmark(c)	2.20	4.14	5.94	4.85
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(d)	2.26	3.40	7.02	5.64
S&P/LSTA Leveraged Loan Index(e)	2.14	4.88	4.85	4.04

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (50%) and the S&P/LSTA Leveraged Loan Index (50%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(e)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

DSU is presenting the Reference Benchmark to accompany fund performance. The Reference Benchmark is presented for informational purposes only, as the Fund is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Fund may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Fund’s performance to differ materially from that of the Reference Benchmark. The Fund employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Fund outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Fund’s performance, such as the performance of the Fund relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

From a credit rating perspective, the Fund’s positions in B-rated and non-rated (namely, equity) securities provided the largest performance contributions over the period, as lower quality assets rallied. Most sectors within both high yield corporates and floating rate loan interests (“bank loans’) provided positive returns, with technology, health care and chemicals, providing the strongest contributions to performance. In addition, high yield exchange-traded funds, positions in collateralized loan obligations (“CLOs”) and equity holdings were substantial positive contributors.

Holdings within the automotive and banking sectors represented the most notable detractors from performance, followed by positions in consumer products.

Describe recent portfolio activity.

During the period, the portfolio’s beta (a measure of relative risk exposure versus the broader market) remained more or less in line with the market at approximately 1.00. The investment adviser remains focused on measured risk-taking at this point in the market cycle. From an asset allocation perspective, the Fund added to its bank loan positioning relative to high yield bonds as these senior secured positions offer attractive yield with next to no duration (and corresponding sensitivity to changes in interest rates). The Fund reduced its overall CLO exposure, which ended the period at approximately 8.6% of assets.

Other notable exposures included preferred and common equities as well as investment grade bonds. On a sector basis, the Fund added to its positions within the technology, chemicals and pharmaceuticals sectors. By contrast, the Fund reduced its exposure to metals & mining, health care and transportation. In terms of credit ratings, the Fund trimmed its holdings in BB-rated securities, while adding B-rated names.

Describe portfolio positioning at period end.

At period end, the Fund’s largest positions were within the technology, cable & satellite and health care sectors. By contrast, the Fund avoided consumer cyclical, retail and automotive issuers as fundamental headwinds for those segments remain. Within energy, the Fund favored higher quality issuers within the independent energy sector, while approaching more cyclical names within oil field services with caution.

The Fund’s core positioning remained within BB-rated and B-rated issues, with a higher allocation to B-rated names. The Fund also held a CCC-rated allocation. Issuer selection remained centered on favorable cash flows, identification of specific catalysts for price improvement, and/or idiosyncratic characteristics. The Fund also remained focused on industries and companies with stable business profiles and consistent cash flows, while avoiding areas of the markets with longer-term concerns and/or deteriorating fundamental trends.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	5

Fund Summary as of August 31, 2018 (continued)	BlackRock Debt Strategies Fund, Inc.

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

	08/31/18		02/28/18
Floating Rate Loan Interests	58%		56%
Corporate Bonds	34		36
Asset-Backed Securities	6		7
Investment Companies	—		—	(a)
Preferred Securities	1		1
Common Stock	1		—	(a)
Other	—	(b)	—	(c)

(a)	Representing less than 1% of the Fund’s total investments.
(b)	Includes a less than 1% holding in each of the following investment types: Options Purchased, Other Interests and Warrants.
(c)	Includes a less than 1% holding in each of the following investment types: Options Purchased, Other Interests, Rights and Warrants.

CREDIT QUALITY ALLOCATION (d)

	08/31/18	02/28/18
A	4%	3%
BBB/Baa	5	11
BB/Ba	31	37
B	48	38
CCC/Caa	9	5
N/R	3	6

(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s or Moody’s Investors Service. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.

The Fund may utilize leverage through a credit facility as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to issue debt up to 33 1⁄3% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	7

Schedule of Investments (unaudited) August 31, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Shares	Value
Common Stocks — 1.0%

Chemicals — 0.2%
GEO Specialty Chemicals, Inc.(a)(b)(c)		3,062,990	$1,182,234
LyondellBasell Industries NV, Class A		26	2,932

			1,185,166
Diversified Financial Services — 0.6%
Kcad Holdings I Ltd.(a)(c)		1,075,282,733	4,075,322

Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.(c)		10,718	107

Independent Power and Renewable Electricity Producers — 0.2%
Vistra Energy Corp.(c)		39,599	932,160

Internet Software & Services — 0.0%
New Holdings LLC		252	83,160

Media — 0.0%
Adelphia Communications Corp., Class A(a)(c)		400,000	4
Adelphia Recovery Trust(c)		396,568	198

			202
Metals & Mining — 0.0%
Ameriforge Group, Inc.		1,664	96,512

Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.(c)		1,707	11,471

Total Common Stocks — 1.0% (Cost — $21,334,060)			6,384,100

		Par (000)
Asset-Backed Securities — 8.8%

Asset-Backed Securities — 8.8%
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A, Class CR2, 5.04%, 07/15/27(b)(d)	USD	1,650	1,638,753
ALM XVI Ltd/ALM XVI LLC, Series 2015-16A, Class BR2, 4.24%, 07/15/27(b)(d)		1,000	993,545
Anchorage Capital CLO 5-R, Ltd., Series 2014-5RA, Class C, 4.19%, 01/15/30(b)(d)		2,000	1,989,153
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class CR, (3 mo. LIBOR US + 2.40%), 4.74%, 07/15/30(b)(e)		700	701,080
Anchorage Capital CLO Ltd., Series 2013-1A, Class BR, 4.49%, 10/13/30(b)(d)		1,000	1,000,654
Apidos CLO XII, Series 2013-12A, Class AR, 3.42%, 04/15/31(b)(d)		776	774,910
Ares XLIV CLO Ltd., Series 2017-44A(b)(e):
Class C, (3 mo. LIBOR US + 3.45%), 5.79%, 10/15/29		1,000	1,007,238
Class D, (3 mo. LIBOR US + 6.55%), 8.89%, 10/15/29		1,000	1,018,766
Ares XXVII CLO Ltd., Series 2013-2A(b)(e):
Class CR, (3 mo. LIBOR US + 2.40%), 4.74%, 07/28/29		1,400	1,404,343
Class DR, (3 mo. LIBOR US + 3.75%), 6.09%, 07/28/29		1,000	1,010,965
Benefit Street Partners CLO XII Ltd., Series 2017-12A(b)(d):
Class B, 4.34%, 10/15/30		1,000	994,761
Class C, 5.39%, 10/15/30		1,250	1,252,006
BlueMountain CLO Ltd., Series 2014-3A, Class CR, (3 mo. LIBOR US + 3.20%), 5.54%, 10/15/26(b)(e)		1,000	1,000,502

Security		Par (000)	Value
Asset-Backed Securities (continued)
Burnham Park CLO Ltd., Series 2016-1A, Class D, (3 mo. LIBOR US + 3.85%), 6.20%, 10/20/29(b)(e)	USD	1,000	$1,003,901
Carlyle Global Market Strategies CLO Ltd.(b):
Series 2012-4A, Class DR, (3 mo. LIBOR US + 4.10%), 6.45%, 01/20/29(e)		1,000	1,007,963
Series 2015-1A, Class CR, (3 mo. LIBOR US + 2.00%), 4.35%, 04/20/27(e)		1,250	1,251,079
Series 2015-1A, Class E1, (3 mo. LIBOR US + 5.30%), 7.65%, 04/20/27(e)		1,000	1,005,055
Series 2015-2A, Class CR, 4.59%, 04/27/27(d)		250	250,053
Catskill Park CLO, Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 3.70%), 6.05%, 04/20/29(b)(e)		1,000	1,009,002
CBAM 2017-3, Ltd., Series 2017-3A, Class E, 8.84%, 10/17/29(b)(d)		1,000	1,013,203
Cedar Funding IV CLO, Ltd., Series 2014-4A, Class DR, (3 mo. LIBOR US + 3.65%), 6.00%, 07/23/30(b)(e)		1,500	1,509,779
CIFC Funding III Ltd., Series 2014-3A, Class C1R, (3 mo. LIBOR US + 1.90%), 4.25%, 07/22/26(b)(e)		1,375	1,375,716
CIFC Funding Ltd., Series 2014-3A, Class DR, (3 mo. LIBOR US + 3.15%), 5.50%, 07/22/26(b)(e)		1,000	1,000,360
Dryden Senior Loan Fund, Series 2014-36A, Class DR, (3 mo. LIBOR US + 4.24%), 6.58%, 01/15/28(b)(e)		1,000	1,008,062
Elevation CLO Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR + 4.68%), 6.99%, 11/15/28(b)(e)		800	805,167
Greenwood Park CLO, Ltd., Series 2018-1A, Class E, 6.98%, 04/15/31(b)(d)		425	408,694
Highbridge Loan Management Ltd., Series 5A-2015(b)(e):
Class C1R, (3 mo. LIBOR US + 2.10%), 4.44%, 01/29/26		1,250	1,250,575
Class C2R, (3 mo. LIBOR US + 2.10%), 4.44%, 01/29/26		500	500,722
Class D1R, (3 mo. LIBOR US + 3.30%), 5.64%, 01/29/26		1,250	1,250,952
LCM XV LP, Series 15A(b)(e):
Class CR, (3 mo. LIBOR US + 2.40%), 4.75%, 07/20/30		2,250	2,259,348
Class DR, (3 mo. LIBOR US + 3.70%), 6.06%, 07/20/30		1,250	1,262,317
LCM XXV, Ltd., Series 25A, Class D, (3 mo. LIBOR US + 3.45%), 5.80%, 07/20/30(b)(e)		1,000	1,008,341
Madison Park Funding Ltd., Series 2018-27A, Class B, 4.15%, 04/20/30(b)(d)		1,000	987,967
Madison Park Funding X, Ltd., Series 2012-10A, Class DR, (3 mo. LIBOR US + 4.20%), 6.55%, 01/20/29(b)(e)		1,500	1,512,490
Madison Park Funding XIV Ltd., Series 2014-14A, Class DR, (3 mo. LIBOR US + 3.25%), 5.60%, 07/20/26(b)(e)		1,015	1,017,405
Madison Park Funding XVI Ltd., Series 2015-16A, Class D, (3 mo. LIBOR US + 5.50%), 7.85%, 04/20/26(b)(e)		1,000	1,002,120
MP CLO VII, Ltd., Series 2015-1A, Class DR, 4.83%, 04/18/27(b)(d)		280	279,958
Neuberger Berman CLO XV Ltd., Series 2013-15A, Class CR, 4.39%, 10/15/29(b)(d)		1,000	998,805

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) August 31, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class DR, (3 mo. LIBOR US + 3.65%), 6.00%, 04/22/29(b)(e)	USD	1,000	$1,008,988
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class CR, (3 mo. LIBOR US + 4.25%), 6.57%, 11/14/27(b)(e)		1,000	1,006,110
OCP CLO Ltd., Series 2012-2A, Class DR, (3 mo. LIBOR US + 4.47%), 6.78%, 11/22/25(b)(e)		1,000	1,005,066
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class CRR, 4.25%, 01/22/30(b)(d)		1,500	1,487,831
OZLM Funding IV Ltd., 4.55%, 10/22/30(b)(d)		1,000	1,000,828
OZLM Funding, Ltd., Series 2012-1A(b)(e):
Class BR2, (3 mo. LIBOR US + 2.30%), 4.65%, 07/23/29		1,000	1,003,471
Class CR2, (3 mo. LIBOR US + 3.60%), 5.95%, 07/23/29		1,000	1,009,694
OZLM IX Ltd., Series 2014-9A Class CR, (3 mo. LIBOR US + 3.55%), 5.90%, 01/20/27(b)(e)		750	750,786
Palmer Square CLO Ltd., Series 2015-2A(b)(e):
Class CR, (3 mo. LIBOR US + 3.70%), 6.05%, 07/20/30		1,200	1,209,772
Class DR, (3 mo. LIBOR US + 6.50%), 8.85%, 07/20/30		1,000	1,021,466
Recette CLO Ltd., Series 2015-1A, Class DR, 5.10%, 10/20/27(b)(d)		1,000	996,315
Symphony CLO Ltd.(3 mo. LIBOR US + 3.65%), 5.99%, 07/15/28(b)(e)		1,700	1,700,014
THL Credit Wind River 2014-3 CLO, Ltd., Series 2014-3A, Class C1R, (3 mo. LIBOR US + 2.20%), 4.55%, 01/22/27(b)(e)		1,000	1,001,147
Webster Park CLO Ltd., Series 2015-1A, Class CR, 5.25%, 07/20/30(b)(d)		500	495,052
York CLO 1 Ltd:
Series 2014-1A, Class CRR, 1.00%, 10/22/29(a)(b)(d)(f)		1,500	1,500,000
Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.35%), 4.69%, 01/22/27(b)(e)		1,500	1,498,083

Total Asset-Backed Securities — 8.8% (Cost — $58,243,375)			58,460,333

Corporate Bonds — 50.4%

Aerospace & Defense — 1.6%
Arconic, Inc.:
5.13%, 10/01/24		1,194	1,199,373
5.90%, 02/01/27		280	283,528
BBA US Holdings, Inc., 5.38%, 05/01/26(b)		327	327,818
Bombardier, Inc.(b):
7.75%, 03/15/20		168	176,400
8.75%, 12/01/21		122	134,200
6.00%, 10/15/22		1,356	1,359,390
6.13%, 01/15/23		1,285	1,294,637
7.50%, 12/01/24		750	788,438
7.50%, 03/15/25		925	950,437
KLX, Inc., 5.88%, 12/01/22(b)		555	574,425
Koppers, Inc., 6.00%, 02/15/25(b)		606	609,030
TransDigm UK Holdings PLC, 6.88%, 05/15/26(b)		693	711,067
TransDigm, Inc.:
6.00%, 07/15/22		407	411,070
6.50%, 07/15/24		609	618,896
6.38%, 06/15/26		1,252	1,265,302

			10,704,011

Security		Par (000)	Value
Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.50%, 06/15/22(b)	USD	96	$99,165

Airlines — 0.2%
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 05/15/23		1,013	1,040,513
Virgin Australia Trust, Series 2013-1, Class C, 7.13%, 10/23/18(b)		123	123,276

			1,163,789
Auto Components — 0.7%
Allison Transmission, Inc., 5.00%, 10/01/24(b)		685	674,725
Fiat Chrysler Automobiles NV, 3.75%, 03/29/24	EUR	100	125,317
Fiat Chrysler Finance Europe, 4.75%, 07/15/22		100	129,855
GKN Holdings PLC, 3.38%, 05/12/32	GBP	100	132,629
Goodyear Tire & Rubber Co., 5.00%, 05/31/26	USD	133	124,854
HP Pelzer Holding GmbH, 4.13%, 04/01/24	EUR	100	116,510
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.25%, 02/01/22	USD	829	851,716
6.38%, 12/15/25		379	383,737
IHO Verwaltungs GmbH(g):
(2.75% Cash or 3.50% PIK), 2.75%, 09/15/21	EUR	100	117,605
(3.25% Cash or 4.00% PIK), 3.25%, 09/15/23		100	118,961
(3.75% Cash or 4.50% PIK), 3.75%, 09/15/26		100	119,084
(4.50% Cash or 5.25% PIK), 4.50%, 09/15/23(b)	USD	700	679,000
Jaguar Land Rover Automotive PLC, 5.63%, 02/01/23(b)		425	419,156
Tesla, Inc., 5.30%, 08/15/25(b)		518	448,070
Venture Holdings Co. LLC(a)(c)(h):
12.00%, 06/01/09		5,150	—
Series B, 9.50%, 07/01/05		5,125	—
Volvo Car AB, 2.00%, 01/24/25	EUR	100	114,901

			4,556,120
Banks — 0.2%
Allied Irish Banks PLC (5 year EUR Swap + 3.95%), 4.13%, 11/26/25(i)		100	122,898
Banco Espirito Santo SA(c)(h):
2.63%, 05/08/17		100	34,823
4.75%, 01/15/19		200	66,743
4.00%, 01/21/19		100	34,242
Banco Popolare, 2.75%, 07/27/20		100	116,935
Bank of Ireland (5 year EUR Swap + 3.55%), 4.25%, 06/11/24(i)		100	118,924
Bankia SA(i):
(5 year EUR Swap + 3.17%), 4.00%, 05/22/24		100	118,344
(5 year EUR Swap + 3.35%), 3.38%, 03/15/27		100	118,772
CaixaBank SA (5 year EUR Swap + 3.35%), 3.50%, 02/15/27(i)		100	121,832
CIT Group, Inc.:
5.00%, 08/15/22	USD	74	75,480
5.25%, 03/07/25		108	109,822
IKB Deutsche Industriebank AG, 4.00%, 01/31/28(d)	EUR	100	115,654
Intesa Sanpaolo SpA, 2.13%, 08/30/23		100	115,623

			1,270,092
Beverages — 0.0%
BWAY Holding Co., 4.75%, 04/15/24	EUR	100	119,076

Building Materials — 0.0%
Titan Global Finance PLC, 3.50%, 06/17/21		100	121,281

Building Products — 0.3%
Beacon Escrow Corp., 4.88%, 11/01/25(b)	USD	314	289,665

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) August 31, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Building Products (continued)
Building Materials Corp. of America, 6.00%, 10/15/25(b)	USD	464	$474,524
CPG Merger Sub LLC, 8.00%, 10/01/21(b)		446	452,690
Masonite International Corp., 5.75%, 09/15/26(b)		170	171,700
Standard Industries, Inc.(b):
5.50%, 02/15/23		4	4,091
5.38%, 11/15/24		252	252,315
USG Corp., 4.88%, 06/01/27(b)		214	216,613

			1,861,598
Capital Markets — 0.7%
Blackstone CQP Holdco LP(b):
6.50%, 03/20/21		3,526	3,536,058
6.00%, 08/18/21		576	570,350
Lions Gate Capital Holdings LLC, 5.88%, 11/01/24(b)		231	238,219
NFP Corp., 6.88%, 07/15/25(b)		106	103,880

			4,448,507
Chemicals — 3.7%
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(b)		800	788,000
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25	EUR	100	120,045
Axalta Coating Systems LLC, 4.88%, 08/15/24(b)	USD	660	655,875
Blue Cube Spinco, Inc.:
9.75%, 10/15/23		364	412,685
10.00%, 10/15/25		581	672,508
CF Industries, Inc., 5.15%, 03/15/34		185	174,363
Chemours Co.:
6.63%, 05/15/23		140	146,650
7.00%, 05/15/25		121	129,168
5.38%, 05/15/27		1,205	1,183,912
GEO Specialty Chemicals, Inc., 15.24%, 10/18/25(a)		7,378	11,204,412
Hexion, Inc., 10.38%, 02/01/22(b)		311	306,033
Huntsman International LLC, 5.13%, 11/15/22		901	929,156
INEOS Finance PLC, 4.00%, 05/01/23	EUR	100	118,412
INEOS Group Holdings SA, 5.38%, 08/01/24		100	122,053
Momentive Performance Materials, Inc., 3.88%, 10/24/21	USD	2,375	2,535,312
Olin Corp., 5.00%, 02/01/30		281	268,355
Platform Specialty Products Corp.(b):
6.50%, 02/01/22		2,045	2,091,012
5.88%, 12/01/25		910	903,175
PQ Corp.(b):
6.75%, 11/15/22		509	531,905
5.75%, 12/15/25		507	499,395
PSPC Escrow Corp., 6.00%, 02/01/23	EUR	100	121,734
WR Grace & Co-Conn, 5.13%, 10/01/21(b)	USD	410	421,275

			24,335,435
Commercial Services & Supplies — 0.6%
ADT Corp.:
3.50%, 07/15/22		299	282,929
4.13%, 06/15/23		304	289,180
4.88%, 07/15/32(b)		736	599,840
Advanced Disposal Services, Inc., 5.63%, 11/15/24(b)		310	310,000
CD&R Waterworks Merger Sub LLC, 6.13%, 08/15/25(b)		305	292,800
Harland Clarke Holdings Corp., 8.38%, 08/15/22(b)		740	693,750
KAR Auction Services, Inc., 5.13%, 06/01/25(b)		258	252,840
Mobile Mini, Inc., 5.88%, 07/01/24		104	105,560

Security		Par (000)	Value
Commercial Services & Supplies (continued)
Paprec Holding SA, 4.00%, 03/31/25	EUR	100	$117,209
Park Aerospace Holdings Ltd.(b):
3.63%, 03/15/21	USD	62	60,915
5.25%, 08/15/22		32	32,600
5.50%, 02/15/24		136	139,740
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(b)		152	150,480
United Rentals North America, Inc.:
4.63%, 07/15/23		114	115,225
5.75%, 11/15/24		165	170,313
5.50%, 07/15/25		2	2,040
4.63%, 10/15/25		292	285,430
5.50%, 05/15/27		177	176,557
Verisure Holding AB, 6.00%, 11/01/22	EUR	113	135,658

			4,213,066
Communications Equipment — 0.7%
CommScope Technologies LLC(b):
6.00%, 06/15/25	USD	105	108,675
5.00%, 03/15/27		19	18,478
CommScope, Inc., 5.50%, 06/15/24(b)		227	229,837
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 04/01/23		1,921	1,979,917
6.38%, 05/15/25		92	96,140
5.75%, 01/15/27(b)		2,120	2,125,300

			4,558,347
Construction & Engineering — 0.6%
BlueLine Rental Finance Corp., 9.25%, 03/15/24(b)		1,884	1,978,200
Brand Energy & Infrastructure Services, Inc., 8.50%, 07/15/25(b)		502	515,805
Engility Corp., 8.88%, 09/01/24		468	499,590
frontdoor, Inc., 6.75%, 08/15/26(b)		220	225,225
Pisces Midco, Inc., 8.00%, 04/15/26(b)		208	213,200
SPIE SA, 3.13%, 03/22/24	EUR	100	116,641
SRS Distribution, Inc., 8.25%, 07/01/26(b)	USD	265	249,100
Tutor Perini Corp., 6.88%, 05/01/25(b)		182	185,185
Weekley Homes LLC/Weekley Finance Corp., 6.63%, 08/15/25		52	49,140

			4,032,086
Construction Materials — 0.6%
American Builders & Contractors Supply Co., Inc., 5.88%, 05/15/26(b)		324	324,389
HD Supply, Inc., 5.75%, 04/15/24(b)		3,295	3,463,869
PulteGroup, Inc., 5.50%, 03/01/26		235	233,238
Rexel SA, 3.50%, 06/15/23	EUR	130	156,865

			4,178,361
Consumer Discretionary — 0.3%
Blitz F18-674 GmbH, 6.00%, 07/30/26		100	116,580
Staples, Inc., 8.50%, 09/15/25(b)	USD	512	483,789
Viking Cruises Ltd.(b):
6.25%, 05/15/25		122	123,220
5.88%, 09/15/27		1,273	1,250,722

			1,974,311
Consumer Finance — 0.9%
Ally Financial, Inc.:
5.13%, 09/30/24		1,207	1,234,157
8.00%, 11/01/31		1,055	1,289,737
Navient Corp.:
6.63%, 07/26/21		177	184,301
6.50%, 06/15/22		326	337,100
5.50%, 01/25/23		195	192,804

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) August 31, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Consumer Finance (continued)
7.25%, 09/25/23	USD	10	$10,550
5.88%, 10/25/24		134	129,645
6.75%, 06/15/26		230	225,688
5.63%, 08/01/33		260	218,400
Nexi Capital SpA, 3.63%, 05/01/23(d)	EUR	100	115,495
Springleaf Finance Corp.:
5.63%, 03/15/23	USD	22	21,945
6.88%, 03/15/25		395	395,119
7.13%, 03/15/26		1,110	1,104,528
Verscend Escrow Corp., 9.75%, 08/15/26(b)		568	582,030

			6,041,499
Containers & Packaging — 1.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.63%, 05/15/23(b)		653	647,286
6.75%, 05/15/24	EUR	125	156,796
7.25%, 05/15/24(b)	USD	1,820	1,913,275
4.75%, 07/15/27	GBP	100	126,247
BWAY Holding Co.(b):
5.50%, 04/15/24	USD	482	478,987
7.25%, 04/15/25		45	43,875
Crown Americas LLC/Crown Americas Capital Corp.:
4.75%, 02/01/26(b)		559	536,640
4.25%, 09/30/26		327	300,022
Mercer International, Inc., 6.50%, 02/01/24		144	147,600
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC:
6.88%, 02/15/21		57	57,893
(3 mo. LIBOR US + 3.50%), 5.84%, 07/15/21(b)(e)		1,304	1,318,670
5.13%, 07/15/23(b)		98	97,633
7.00%, 07/15/24(b)		1,057	1,073,912
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	100	120,080
Sealed Air Corp., 4.88%, 12/01/22(b)	USD	178	178,890
Silgan Holdings, Inc., 3.25%, 03/15/25	EUR	100	119,174
Smurfit Kappa Acquisitions ULC, 2.88%, 01/15/26		100	118,963

			7,435,943
Diversified Consumer Services — 0.5%
APX Group, Inc.:
8.75%, 12/01/20	USD	322	322,000
7.88%, 12/01/22		436	445,265
Laureate Education, Inc., 8.25%, 05/01/25(b)		119	128,371
Pinnacle Bidco PLC, 6.38%, 02/15/25	GBP	100	132,724
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23(b)	USD	1,836	1,966,907

			2,995,267
Diversified Financial Services — 0.5%
Arrow Global Finance PLC (3 mo. Euribor + 2.88%), 2.88%, 04/01/25(i)	EUR	100	107,902
Banca IFIS SpA, 4.50%, 10/17/27(d)		100	106,237
Cabot Financial Luxembourg SA, 7.50%, 10/01/23	GBP	100	127,044
Intrum Justitia AB, 2.75%, 07/15/22	EUR	100	112,988
Jefferies Finance LLC/JFIN Co-Issuer Corp.(b):
7.38%, 04/01/20	USD	625	635,938
6.88%, 04/15/22		516	521,160
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(b)		272	264,520
Travelport Corporate Finance PLC, 6.00%, 03/15/26(b)		208	211,640

Security		Par (000)	Value
Diversified Financial Services (continued)
UniCredit SpA:
6.95%, 10/31/22	EUR	100	$131,811
(5 year EUR Swap + 4.32%), 4.38%, 01/03/27(i)		100	117,523
Vantiv LLC/Vanity Issuer Corp.(b):
3.88%, 11/15/25	GBP	100	126,080
4.38%, 11/15/25	USD	221	210,503
WMG Acquisition Corp., 4.13%, 11/01/24	EUR	100	120,004

			2,793,350
Diversified Telecommunication Services — 1.9%
CenturyLink, Inc.:
Series P, 7.60%, 09/15/39	USD	117	104,715
Series S, 6.45%, 06/15/21		1,679	1,746,160
Series U, 7.65%, 03/15/42		401	358,895
Series W, 6.75%, 12/01/23		170	177,225
Series Y, 7.50%, 04/01/24		553	591,710
Cincinnati Bell, Inc., 7.00%, 07/15/24(b)		754	663,520
Embarq Corp., 8.00%, 06/01/36		410	399,750
Frontier Communications Corp.:
10.50%, 09/15/22		376	330,880
11.00%, 09/15/25		2,020	1,545,300
8.50%, 04/01/26(b)		482	453,465
Level 3 Financing, Inc.:
5.38%, 08/15/22		713	720,130
5.13%, 05/01/23		1,120	1,117,581
5.38%, 01/15/24		646	646,000
5.38%, 05/01/25		758	748,525
5.25%, 03/15/26		340	333,234
OTE PLC, 3.50%, 07/09/20	EUR	100	121,310
SoftBank Group Corp.:
(5 year USD ICE Swap + 4.85%), 6.88%(i)(j)	USD	735	665,175
4.00%, 04/20/23	EUR	100	121,763
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	279	283,185
6.00%, 09/30/34		720	709,056
7.72%, 06/04/38		59	64,605
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	100	158,016
Telecom Italia SpA, 3.25%, 01/16/23		150	183,221
Telecom Italia SpA/Milano, 2.88%, 01/28/26		100	115,355

			12,358,776
Electric Utilities — 0.1%
AES Corp., 5.50%, 04/15/25	USD	106	108,915
DPL, Inc., 7.25%, 10/15/21		52	56,290
NextEra Energy Operating Partners LP(b):
4.25%, 09/15/24		131	127,725
4.50%, 09/15/27		38	36,100
Talen Energy Supply LLC, 6.50%, 06/01/25		45	33,525

			362,555
Electrical Equipment — 0.0%
Areva SA, 4.88%, 09/23/24	EUR	100	123,330

Electronic Equipment, Instruments & Components — 0.3%
CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	USD	1,953	2,031,120
Energizer Gamma Acquisition, Inc., 6.38%, 07/15/26(b)		190	196,412

			2,227,532
Energy Equipment & Services — 0.9%
Ensco PLC:
4.50%, 10/01/24		64	53,120
5.20%, 03/15/25		257	214,916
7.75%, 02/01/26		528	504,240

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) August 31, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Energy Equipment & Services (continued)
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22(b)	USD	390	$393,900
Pioneer Energy Services Corp., 6.13%, 03/15/22		573	501,375
Precision Drilling Corp.:
6.50%, 12/15/21		3	3,240
7.75%, 12/15/23		150	158,625
Transocean, Inc.:
8.38%, 12/15/21		425	455,813
5.80%, 10/15/22		260	257,400
9.00%, 07/15/23(b)		714	770,227
6.80%, 03/15/38		267	219,941
Trinidad Drilling Ltd., 6.63%, 02/15/25(b)		262	259,380
USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 04/01/26(b)		412	426,420
Weatherford International Ltd.:
7.75%, 06/15/21		992	972,160
8.25%, 06/15/23		351	326,430
6.50%, 08/01/36		266	197,505
7.00%, 03/15/38		180	136,800
5.95%, 04/15/42		189	132,773

			5,984,265
Environmental, Maintenance, & Security Service — 0.2%
Tervita Escrow Corp., 7.63%, 12/01/21(b)		894	926,407
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		266	256,690

			1,183,097
Equity Real Estate Investment Trusts (REITs) — 0.9%
GEO Group, Inc.:
5.88%, 01/15/22		90	91,293
5.13%, 04/01/23		227	219,055
5.88%, 10/15/24		454	442,650
6.00%, 04/15/26		100	96,500
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		200	194,500
5.13%, 05/01/26(b)		349	349,436
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25		2	1,975
Iron Mountain, Inc., 3.00%, 01/15/25	EUR	100	114,641
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26(b)	USD	216	220,320
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24		398	409,443
4.50%, 09/01/26		1,978	1,884,045
4.50%, 01/15/28		745	686,815
MPT Operating Partnership LP/MPT Finance Corp.:
6.38%, 03/01/24		69	72,747
5.50%, 05/01/24		110	111,375
5.00%, 10/15/27		239	234,220
NH Hotel Group SA, 3.75%, 10/01/23	EUR	129	156,677
Starwood Property Trust, Inc., 5.00%, 12/15/21	USD	438	441,285
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23		264	291,916

			6,018,893
Food & Staples Retailing — 0.1%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 06/15/24		204	196,860
5.75%, 03/15/25		54	48,870
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	100	131,252
Casino Guichard Perrachon SA, 4.50%, 03/07/24	EUR	200	204,035

Security		Par (000)	Value
Food & Staples Retailing (continued)
Post Holdings, Inc., 5.63%, 01/15/28(b)	USD	69	$66,671
Rite Aid Corp., 6.13%, 04/01/23(b)		36	32,299

			679,987
Food Products — 0.4%
Acosta, Inc., 7.75%, 10/01/22(b)		180	81,450
Aramark Services, Inc., 5.00%, 02/01/28(b)		588	575,505
B&G Foods, Inc., 5.25%, 04/01/25		72	69,930
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(b)		536	451,580
JBS USA LUX SA/JBS USA Finance, Inc.(b):
5.88%, 07/15/24		212	204,050
5.75%, 06/15/25		833	787,185
6.75%, 02/15/28		383	367,680
Post Holdings, Inc.(b):
5.50%, 03/01/25		50	49,875
5.75%, 03/01/27		56	55,300

			2,642,555
Health Care Equipment & Supplies — 1.1%
Avantor, Inc.(b):
6.00%, 10/01/24		2,156	2,188,340
9.00%, 10/01/25		130	134,062
Crimson Merger Sub, Inc., 6.63%, 05/15/22(b)		2,159	2,118,519
DJO Finance LLC/DJO Finance Corp., 8.13%, 06/15/21(b)		1,602	1,654,546
Mallinckrodt International Finance SA/Mallinckrodt CB LLC(b):
4.88%, 04/15/20		350	348,687
5.75%, 08/01/22		1,102	1,027,615
5.63%, 10/15/23		118	105,168
5.50%, 04/15/25		63	53,786

			7,630,723
Health Care Providers & Services — 2.6%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22		458	460,290
5.63%, 02/15/23		215	219,300
6.50%, 03/01/24		122	126,423
AHP Health Partners, Inc., 9.75%, 07/15/26(b)		200	209,500
Amsurg Corp., 5.63%, 07/15/22		50	51,250
Centene Corp.:
4.75%, 05/15/22		67	68,173
6.13%, 02/15/24		311	326,939
5.38%, 06/01/26(b)		1,818	1,876,776
CHS/Community Health Systems, Inc., 8.63%, 01/15/24(b)		228	237,690
DaVita, Inc., 5.13%, 07/15/24		317	305,626
Eagle Holding Co. II LLC, (7.63% Cash or 8.38% PIK), 7.63%, 05/15/22(b)(g)		342	346,275
HCA, Inc.:
5.00%, 03/15/24		807	825,157
5.25%, 06/15/26		989	1,018,670
5.38%, 09/01/26		382	383,910
5.63%, 09/01/28		404	405,010
5.50%, 06/15/47		1,593	1,596,982
HealthSouth Corp., 5.75%, 11/01/24		179	181,238
MEDNAX, Inc., 5.25%, 12/01/23(b)		208	207,480
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(b)		585	605,475
NVA Holdings, Inc., 6.88%, 04/01/26(b)		204	202,725
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(b)(g)		875	903,437
Regional Care Hospital Partners Holdings, Inc., 8.25%, 05/01/23(b)		169	179,563

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) August 31, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Health Care Providers & Services (continued)
Sterigenics-Nordion Holdings LLC, 6.50%, 05/15/23(b)	USD	128	$131,763
Surgery Center Holdings, Inc., 8.88%, 04/15/21(b)		322	335,283
Team Health Holdings, Inc., 6.38%, 02/01/25(b)		573	497,077
Tenet Healthcare Corp.:
6.00%, 10/01/20		978	1,015,897
7.50%, 01/01/22(b)		322	337,195
8.13%, 04/01/22		2,540	2,682,875
4.63%, 07/15/24		601	588,698
6.88%, 11/15/31		44	39,930
Vizient, Inc., 10.38%, 03/01/24(b)		398	434,815
WellCare Health Plans, Inc., 5.38%, 08/15/26(b)		337	347,110

			17,148,532
Health Care Technology — 0.0%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(b)		198	193,545
Quintiles IMS, Inc., 3.25%, 03/15/25(b)	EUR	100	117,269

			310,814
Hotels, Restaurants & Leisure — 1.8%
Boyd Gaming Corp., 6.00%, 08/15/26	USD	211	212,583
Burger King France SAS (3 mo. Euribor + 5.25%), 5.25%, 05/01/23(i)	EUR	100	117,229
Churchill Downs, Inc., 4.75%, 01/15/28(b)	USD	94	88,478
Codere Finance 2 Luxembourg SA, 6.75%, 11/01/21	EUR	100	109,110
CRC Escrow Issuer LLC/CRC Finco, Inc., 5.25%, 10/15/25(b)	USD	551	526,894
GLP Capital LP/GLP Financing II, Inc.:
5.25%, 06/01/25		80	83,200
5.38%, 04/15/26		106	110,076
5.75%, 06/01/28		29	30,734
Golden Nugget, Inc., 6.75%, 10/15/24(b)		818	831,293
IRB Holding Corp., 6.75%, 02/15/26(b)		221	211,055
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(b):
5.00%, 06/01/24		66	65,835
5.25%, 06/01/26		250	250,000
Ladbrokes Group Finance PLC, 5.13%, 09/08/23	GBP	200	273,032
MGM Resorts International:
6.63%, 12/15/21	USD	1,352	1,429,740
7.75%, 03/15/22		328	360,390
4.63%, 09/01/26		987	930,247
New Red Finance, Inc.(b):
4.25%, 05/15/24		7	6,685
5.00%, 10/15/25		1,546	1,491,890
Scientific Games International, Inc.:
10.00%, 12/01/22		1,689	1,786,286
5.00%, 10/15/25(b)		438	416,100
Six Flags Entertainment Corp., 4.88%, 07/31/24(b)		1,065	1,046,362
Station Casinos LLC, 5.00%, 10/01/25(b)		642	620,333
Unique Pub Finance Co. PLC, Series A4, 5.66%, 06/30/27	GBP	60	85,808
Vue International Bidco PLC, 7.88%, 07/15/20		147	190,997
Wyndham Destinations, Inc., 4.15%, 04/01/24	USD	21	20,748
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(b)		220	218,350
Wyndham Worldwide Corp., 3.90%, 03/01/23		262	244,315
Wynn Macau Ltd., 5.50%, 10/01/27(b)		400	378,000

			12,135,770

Security		Par (000)	Value
Household Durables — 0.5%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 07/01/22(b)	USD	285	$287,138
K Hovnanian Enterprises, Inc., 10.00%, 07/15/22(b)		229	229,000
Lennar Corp.:
6.63%, 05/01/20		130	135,468
8.38%, 01/15/21		852	935,070
4.88%, 12/15/23		265	265,331
5.25%, 06/01/26		193	191,008
4.75%, 11/29/27		305	290,894
Mattamy Group Corp., 6.50%, 10/01/25(b)		90	88,668
Tempur Sealy International, Inc., 5.50%, 06/15/26		227	221,325
Toll Brothers Finance Corp., 6.75%, 11/01/19		110	114,129
TRI Pointe Group, Inc., 4.88%, 07/01/21		325	324,187
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.38%, 06/15/19		435	437,175

			3,519,393
Household Products — 0.0%
Diamond (BC) BV, 5.63%, 08/15/25	EUR	102	110,784

Independent Power and Renewable Electricity Producers — 1.0%
AES Corp.:
4.50%, 03/15/23	USD	213	213,533
6.00%, 05/15/26		356	376,470
5.13%, 09/01/27		928	937,280
Calpine Corp.:
5.38%, 01/15/23		230	218,500
5.88%, 01/15/24(b)		128	129,120
5.75%, 01/15/25		360	326,700
5.25%, 06/01/26(b)		1,704	1,608,712
Dynegy, Inc.:
7.38%, 11/01/22		231	240,529
7.63%, 11/01/24		134	144,050
NRG Energy, Inc.:
6.63%, 01/15/27		1,062	1,111,117
5.75%, 01/15/28(b)		298	300,980
NRG Yield Operating LLC, 5.38%, 08/15/24		341	342,705
TerraForm Power Operating LLC(b):
4.25%, 01/31/23		222	216,450
5.00%, 01/31/28		222	207,848

			6,373,994
Industrial Conglomerates — 0.3%
BWX Technologies, Inc., 5.38%, 07/15/26(b)		331	334,310
Colfax Corp., 3.25%, 05/15/25	EUR	100	118,524
Vertiv Group Corp., 9.25%, 10/15/24(b)	USD	1,639	1,684,072

			2,136,906
Insurance — 0.5%
Assicurazioni Generali SpA(i):
(3 mo. Euribor + 7.11%), 7.75%, 12/12/42	EUR	100	135,372
(3 mo. Euribor + 5.35%), 5.50%, 10/27/47		100	119,836
Groupama SA, 6.00%, 01/23/27		100	140,161
HUB International Ltd., 7.00%, 05/01/26(b)	USD	667	662,698
USIS Merger Sub, Inc., 6.88%, 05/01/25(b)		23	22,885
Wand Merger Corp.(b):
8.13%, 07/15/23		387	401,513
9.13%, 07/15/26		200	208,250
Wayne Merger Sub LLC, 8.25%, 08/01/23(b)		1,578	1,637,175

			3,327,890
Internet Software & Services — 0.4%
Equinix, Inc.:
2.88%, 03/15/24	EUR	100	116,825

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) August 31, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Internet Software & Services (continued)
5.88%, 01/15/26	USD	797	$826,887
Netflix, Inc., 5.88%, 11/15/28(b)		548	549,266
Rackspace Hosting, Inc., 8.63%, 11/15/24(b)		183	180,141
Sabre GLBL, Inc., 5.25%, 11/15/23(b)		221	221,471
Symantec Corp., 5.00%, 04/15/25(b)		422	418,529
United Group BV, 4.38%, 07/01/22	EUR	126	150,873

			2,463,992
IT Services — 1.4%
Banff Merger Sub, Inc.:
8.38%, 09/01/26		100	116,679
9.75%, 09/01/26(b)	USD	1,448	1,451,620
First Data Corp.(b):
7.00%, 12/01/23		2,653	2,760,446
5.75%, 01/15/24		3,837	3,913,740
Gartner, Inc., 5.13%, 04/01/25(b)		320	324,000
InterXion Holding NV, 4.75%, 06/15/25	EUR	100	120,880
WEX, Inc., 4.75%, 02/01/23(b)	USD	569	571,134

			9,258,499
Leisure Products — 0.1%
Mattel, Inc., 6.75%, 12/31/25(b)		450	440,748

Machinery — 0.4%
EnPro Industries, Inc., 5.88%, 09/15/22		292	297,475
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	109	124,733
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(b)	USD	265	255,063
SPX FLOW, Inc.(b):
5.63%, 08/15/24		359	359,897
5.88%, 08/15/26		209	211,090
Terex Corp., 5.63%, 02/01/25(b)		1,070	1,061,975
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(b)		684	587,180

			2,897,413
Media — 6.9%
Altice Financing SA(b):
6.63%, 02/15/23		200	201,248
7.50%, 05/15/26		200	191,000
Altice France SA:
7.38%, 05/01/26(b)		809	794,842
5.88%, 02/01/27	EUR	102	122,619
8.13%, 02/01/27(b)	USD	1,939	1,968,085
Altice Luxembourg SA, 7.75%, 05/15/22(b)		1,390	1,339,612
Altice US Finance I Corp.(b):
5.38%, 07/15/23		1,707	1,717,669
5.50%, 05/15/26		1,437	1,411,852
AMC Networks, Inc.:
5.00%, 04/01/24		259	254,791
4.75%, 08/01/25		353	340,645
Cablevision Systems Corp., 8.00%, 04/15/20		502	528,355
CBS Radio, Inc., 7.25%, 11/01/24(b)		31	29,683
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.13%, 02/15/23		380	380,475
4.00%, 03/01/23(b)		486	463,523
5.13%, 05/01/27(b)		3,403	3,245,611
5.00%, 02/01/28(b)		155	145,162
Cequel Communications Holdings I LLC/Cequel Capital Corp.(b):
5.13%, 12/15/21		1,483	1,481,547
7.75%, 07/15/25		1,345	1,430,744
7.50%, 04/01/28		583	607,777
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 07/23/25		1,300	1,327,585

Security		Par (000)	Value
Media (continued)
Clear Channel International BV, 8.75%, 12/15/20(b)	USD	762	$786,765
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		6,634	6,776,158
Series B, 7.63%, 03/15/20		1,993	2,000,474
CSC Holdings LLC:
10.13%, 01/15/23(b)		390	427,050
5.25%, 06/01/24		742	719,740
6.63%, 10/15/25(b)		400	415,500
10.88%, 10/15/25(b)		2,849	3,315,524
DISH DBS Corp.:
6.75%, 06/01/21		10	10,150
5.88%, 07/15/22		2,125	2,040,000
5.00%, 03/15/23		281	250,090
7.75%, 07/01/26		633	571,283
DKT Finance ApS, 7.00%, 06/17/23	EUR	142	175,567
eircom Finance DAC, 4.50%, 05/31/22		100	118,640
Hughes Satellite Systems Corp., 5.25%, 08/01/26	USD	1,033	987,806
Intelsat Connect Finance SA, 9.50%, 02/15/23(b)		228	227,248
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		323	294,641
9.75%, 07/15/25(b)		1,400	1,482,250
Level 3 Parent LLC, 5.75%, 12/01/22		200	201,500
LGE HoldCo VI BV, 7.13%, 05/15/24	EUR	100	124,360
Live Nation Entertainment, Inc., 4.88%, 11/01/24(b)	USD	72	70,830
MDC Partners, Inc., 6.50%, 05/01/24(b)		490	439,163
Meredith Corp., 6.88%, 02/01/26(b)		378	382,725
Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 08/15/23(b)		463	486,729
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22(b)		680	660,314
Sirius XM Radio, Inc.(b):
4.63%, 05/15/23		60	59,790
5.00%, 08/01/27		243	234,796
TEGNA, Inc.:
5.13%, 10/15/19		115	115,000
5.50%, 09/15/24(b)		172	175,010
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(b)		400	374,000
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27	EUR	90	112,010
Telesat Canada/Telesat LLC, 8.88%, 11/15/24(b)	USD	399	427,429
Tribune Media Co., 5.88%, 07/15/22		899	912,485
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 3.50%, 01/15/27	EUR	100	122,311
Univision Communications, Inc.(b):
5.13%, 05/15/23	USD	381	361,950
5.13%, 02/15/25		166	152,305
UPCB Finance IV Ltd., 5.38%, 01/15/25(b)		200	197,520
Videotron Ltd., 5.13%, 04/15/27(b)		632	625,680
Virgin Media Finance PLC, 5.75%, 01/15/25(b)		722	695,827
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	GBP	200	257,708
Virgin Media Secured Finance PLC, 4.88%, 01/15/27		100	125,918
Ziggo Secured Finance BV, 5.50%, 01/15/27(b)	USD	150	141,282

			46,038,353
Metals & Mining — 2.4%
Alcoa Nederland Holding BV(b):
7.00%, 09/30/26		270	291,263
6.13%, 05/15/28		200	206,500

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) August 31, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Metals & Mining (continued)
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(b)	USD	317	$332,067
Constellium NV(b):
5.75%, 05/15/24		250	249,063
5.88%, 02/15/26		926	907,480
First Quantum Minerals Ltd., 7.25%, 05/15/22(b)		235	229,859
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		804	795,711
3.55%, 03/01/22		2,317	2,235,905
3.88%, 03/15/23		1,905	1,831,181
5.40%, 11/14/34		1,469	1,356,533
5.45%, 03/15/43		1,200	1,070,520
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(b)		342	358,994
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(b)		482	531,405
Novelis Corp.(b):
6.25%, 08/15/24		1,988	2,012,850
5.88%, 09/30/26		491	478,136
Nyrstar Netherlands Holdings BV, 6.88%, 03/15/24	EUR	100	103,149
Schmolz & Bickenbach Luxembourg Finance SA, 5.63%, 07/15/22		100	120,547
Steel Dynamics, Inc.:
5.25%, 04/15/23	USD	295	299,514
5.50%, 10/01/24		138	141,450
4.13%, 09/15/25		243	231,458
5.00%, 12/15/26		35	34,825
Teck Resources Ltd.:
5.20%, 03/01/42		750	702,187
5.40%, 02/01/43		507	482,917
United States Steel Corp.:
6.88%, 08/15/25		274	278,110
6.25%, 03/15/26		394	392,522

			15,674,146
Multi-Utilities — 0.0%
NGL Energy Partners LP/NGL Energy Finance Corp., 6.88%, 10/15/21		323	327,845

Multiline Retail — 0.1%
Neiman Marcus Group Ltd.(b):
8.00%, 10/15/21		1,035	701,213
(8.75% Cash or 9.50% PIK), 8.75%, 10/15/21(g)		165	112,331

			813,544
Oil, Gas & Consumable Fuels — 5.8%
Andeavor Logistics LP, Series A, 6.88%(d)(j)		155	155,349
Antero Resources Corp., 5.00%, 03/01/25		242	243,815
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22(b)		348	384,540
California Resources Corp., 8.00%, 12/15/22(b)		489	438,266
Calumet Specialty Products Partners LP/Calumet Finance Corp., 6.50%, 04/15/21		120	118,200
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		321	328,222
8.25%, 07/15/25		319	342,127
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		442	488,962
5.88%, 03/31/25		950	1,009,375
5.13%, 06/30/27		882	897,435
Cheniere Energy Partners LP, Series WI, 5.25%, 10/01/25		327	327,000

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Chesapeake Energy Corp.:
8.00%, 12/15/22(b)	USD	48	$50,460
8.00%, 06/15/27		956	967,950
CNX Resources Corp., 5.88%, 04/15/22		4,297	4,296,785
CONSOL Energy, Inc.:
8.00%, 04/01/23		16	16,925
11.00%, 11/15/25(b)		288	327,600
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25(b)		583	593,931
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 04/01/23		90	92,813
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)		432	420,120
DCP Midstream LLC(b):
4.75%, 09/30/21		745	756,175
6.45%, 11/03/36		250	263,125
6.75%, 09/15/37		226	243,515
DCP Midstream Operating LP, 5.38%, 07/15/25		276	282,900
DEA Finance SA, 7.50%, 10/15/22	EUR	100	124,810
Denbury Resources, Inc., 9.25%, 03/31/22(b)	USD	514	549,337
Diamond Offshore Drilling, Inc.:
7.88%, 08/15/25		184	187,680
4.88%, 11/01/43		349	248,663
Diamondback Energy, Inc.:
4.75%, 11/01/24		104	104,650
5.38%, 05/31/25		60	61,350
Eclipse Resources Corp., 8.88%, 07/15/23		140	142,100
Endeavor Energy Resources LP/EER Finance, Inc.(b):
5.50%, 01/30/26		564	562,590
5.75%, 01/30/28		111	110,723
EnLink Midstream Partners LP:
4.40%, 04/01/24		54	52,648
4.15%, 06/01/25		342	322,032
4.85%, 07/15/26		68	66,061
5.05%, 04/01/45		80	67,747
5.45%, 06/01/47		169	150,323
Ensco PLC, 5.75%, 10/01/44		342	248,805
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 05/01/20		20	19,600
9.38%, 05/01/24(b)		489	385,087
7.75%, 05/15/26(b)		784	801,640
Extraction Oil & Gas, Inc.(b):
7.38%, 05/15/24		164	166,870
5.63%, 02/01/26		658	616,052
Genesis Energy LP/Genesis Energy Finance Corp., 6.50%, 10/01/25		62	59,985
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(b)		119	122,273
Gulfport Energy Corp.:
6.63%, 05/01/23		215	219,300
6.00%, 10/15/24		192	189,600
6.38%, 05/15/25		138	136,793
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.63%, 02/15/26(b)		206	207,545
Jagged Peak Energy LLC, 5.88%, 05/01/26(b)		31	30,535
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26(b)		249	249,622
Matador Resources Co., 5.88%, 09/15/26(b)		458	466,107
MEG Energy Corp.(b):
6.38%, 01/30/23		3	2,723
7.00%, 03/31/24		412	373,890
6.50%, 01/15/25		696	692,520

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) August 31, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Nabors Industries, Inc., 5.75%, 02/01/25(b)	USD	380	$365,594
Newfield Exploration Co., 5.38%, 01/01/26		485	505,612
NGPL PipeCo LLC(b):
4.88%, 08/15/27		434	437,359
7.77%, 12/15/37		701	865,735
Noble Holding International Ltd.:
7.75%, 01/15/24		400	391,000
7.95%, 04/01/25		37	35,150
7.88%, 02/01/26(b)		1,119	1,146,975
Paramount Resources Ltd., 6.88%, 06/30/23(b)		457	475,280
Parsley Energy LLC/Parsley Finance Corp.(b):
5.38%, 01/15/25		165	166,221
5.63%, 10/15/27		423	428,287
PDC Energy, Inc., 6.13%, 09/15/24		98	97,510
Petroleos Mexicanos, 5.38%, 03/13/22		102	104,244
Precision Drilling Corp., 7.13%, 01/15/26(b)		64	65,840
QEP Resources, Inc.:
6.88%, 03/01/21		8	8,420
5.38%, 10/01/22		730	733,869
5.63%, 03/01/26		619	591,919
Range Resources Corp.:
5.88%, 07/01/22		561	566,610
5.00%, 03/15/23		125	122,288
4.88%, 05/15/25		261	249,907
Resolute Energy Corp., 8.50%, 05/01/20		639	639,000
Rockies Express Pipeline LLC, 6.88%, 04/15/40(b)		157	182,120
Rowan Cos., Inc.:
4.88%, 06/01/22		449	417,570
4.75%, 01/15/24		117	100,620
7.38%, 06/15/25		322	309,120
Sanchez Energy Corp.:
7.75%, 06/15/21		1,254	871,530
6.13%, 01/15/23		473	267,079
7.25%, 02/15/23(b)		226	220,068
SESI LLC:
7.13%, 12/15/21		180	182,700
7.75%, 09/15/24		265	274,275
Seven Generations Energy Ltd., 5.38%, 09/30/25(b)		379	367,630
SM Energy Co.:
5.00%, 01/15/24		709	687,730
5.63%, 06/01/25		12	11,880
6.75%, 09/15/26		30	31,088
6.63%, 01/15/27		252	259,885
Southwestern Energy Co.:
6.20%, 01/23/25		292	292,365
7.50%, 04/01/26		413	432,617
7.75%, 10/01/27		276	291,870
Sunoco LP/Sunoco Finance Corp.(b):
4.88%, 01/15/23		470	463,674
5.50%, 02/15/26		96	91,920
5.88%, 03/15/28		151	144,583
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(b):
5.50%, 09/15/24		342	349,695
5.50%, 01/15/28		1,107	1,118,070
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.13%, 02/01/25		248	249,240
5.88%, 04/15/26(b)		410	420,250
5.00%, 01/15/28(b)		482	468,142
Transocean Guardian Ltd., 5.88%, 01/15/24(b)		290	291,450

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Transocean Pontus Ltd., 6.13%, 08/01/25(b)	USD	341	$347,820
Whiting Petroleum Corp., 6.63%, 01/15/26		236	245,440
WPX Energy, Inc., 8.25%, 08/01/23		400	454,000

			38,626,502
Paper & Forest Products — 0.0%
International Paper Co., 7.30%, 11/15/39		5	6,372

Pharmaceuticals — 1.3%
Charles River Laboratories International, Inc., 5.50%, 04/01/26(b)		154	156,310
Elanco Animal Health, Inc.(b):
4.27%, 08/28/23		141	141,756
4.90%, 08/28/28		151	152,046
Ephios Bondco PLC, 6.25%, 07/01/22	EUR	100	119,829
Ephios Holdco II PLC, 8.25%, 07/01/23		100	123,359
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24(b)	USD	468	494,961
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23(b)		1,201	1,207,005
Valeant Pharmaceuticals International, Inc.(b):
7.50%, 07/15/21		178	180,827
5.63%, 12/01/21		180	178,200
6.50%, 03/15/22		742	767,970
5.50%, 03/01/23		1,575	1,484,642
4.50%, 05/15/23	EUR	340	384,788
5.88%, 05/15/23	USD	602	575,512
7.00%, 03/15/24		1,166	1,230,130
6.13%, 04/15/25		525	488,250
5.50%, 11/01/25		302	301,245
9.25%, 04/01/26		231	245,040
8.50%, 01/31/27		606	622,665

			8,854,535
Real Estate Management & Development — 0.2%
ADLER Real Estate AG:
4.75%, 04/08/20	EUR	24	28,571
2.13%, 02/06/24		100	114,223
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)	USD	218	213,095
Howard Hughes Corp., 5.38%, 03/15/25(b)		283	279,463
Realogy Group LLC/Realogy Co-Issuer Corp.(b):
4.50%, 04/15/19		391	392,955
5.25%, 12/01/21		111	111,000
4.88%, 06/01/23		114	106,590
RESIDOMO Sro, 3.38%, 10/15/24	EUR	100	116,713

			1,362,610
Road & Rail — 0.4%
Ashtead Capital, Inc., 5.25%, 08/01/26(b)	USD	252	258,930
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.13%, 06/01/22(b)		1,035	1,028,531
EC Finance PLC, 2.38%, 11/15/22	EUR	100	116,789
Herc Rentals, Inc.(b):
7.50%, 06/01/22	USD	126	131,828
7.75%, 06/01/24		112	120,786
Hertz Corp., 7.63%, 06/01/22(b)		544	539,920
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	100	117,897
Loxam SAS, 3.50%, 05/03/23		100	119,865
Watco Cos. LLC/Watco Finance Corp., 6.38%, 04/01/23(b)	USD	350	357,875

			2,792,421
Semiconductors & Semiconductor Equipment — 0.1%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		200	224,000

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) August 31, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Semiconductors & Semiconductor Equipment (continued)
Micron Technology, Inc., 5.50%, 02/01/25	USD	24	$24,838
Sensata Technologies BV, 5.00%, 10/01/25(b)		625	623,437

			872,275
Software — 1.8%
BMC Software Finance, Inc., 8.13%, 07/15/21(b)		143	146,176
CDK Global, Inc., 4.88%, 06/01/27		603	592,447
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Holdings LLC, 10.00%, 11/30/24(b)		721	803,915
Infor Software Parent LLC/Infor Software Parent, Inc., (7.13% Cash or 7.88% PIK), 7.13%, 05/01/21(b)(g)		1,686	1,701,292
Infor (US), Inc., 6.50%, 05/15/22		2,397	2,428,089
Informatica LLC, 7.13%, 07/15/23(b)		644	655,270
Nuance Communications, Inc., 6.00%, 07/01/24		835	855,875
PTC, Inc., 6.00%, 05/15/24		312	327,600
RP Crown Parent LLC, 7.38%, 10/15/24(b)		433	446,943
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(b)		1,990	2,184,025
TIBCO Software, Inc., 11.38%, 12/01/21(b)		1,466	1,568,620
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 02/01/23(b)		369	354,240

			12,064,492
Specialty Retail — 0.3%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		741	742,852
Group 1 Automotive, Inc., 5.25%, 12/15/23(b)		69	67,103
Hexion US Finance Corp., 6.63%, 04/15/20		269	254,541
L Brands, Inc.:
6.88%, 11/01/35		386	321,461
6.75%, 07/01/36		109	88,835
Masaria Investments SAU, 5.00%, 09/15/24	EUR	100	112,593
Penske Automotive Group, Inc., 5.75%, 10/01/22	USD	288	293,760
PVH Corp., 3.13%, 12/15/27	EUR	107	123,432

			2,004,577
Technology Hardware, Storage & Peripherals — 0.6%
Dell International LLC/EMC Corp.(b):
7.13%, 06/15/24	USD	1,277	1,365,177
6.02%, 06/15/26		245	259,732
8.35%, 07/15/46		385	472,340
Western Digital Corp., 4.75%, 02/15/26		1,586	1,554,962

			3,652,211
Textiles, Apparel & Luxury Goods — 0.0%
BiSoho SAS, 5.88%, 05/01/23	EUR	49	59,374

Thrifts & Mortgage Finance — 0.0%
Jerrold Finco PLC, 6.25%, 09/15/21	GBP	100	132,238
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 03/15/22(b)	USD	169	169,634

			301,872
Trading Companies & Distributors — 0.1%
Ashtead Capital, Inc., 5.63%, 10/01/24(b)		320	332,000

Transportation Infrastructure — 0.0%
Ceva Logistics Finance BV, 5.25%, 08/01/25	EUR	100	115,727
WFS Global Holding SAS, 9.50%, 07/15/22		100	121,976

			237,703
Utilities — 0.1%
ContourGlobal Power Holdings SA, 3.38%, 08/01/23		100	116,278

Security		Par (000)	Value
Utilities (continued)
Vistra Operations Co. LLC, 5.50%, 09/01/26(b)	USD	225	$228,026

			344,304
Wireless Telecommunication Services — 2.2%
CyrusOne LP/CyrusOne Finance Corp.:
5.00%, 03/15/24		547	553,837
5.38%, 03/15/27		97	97,485
Digicel Group Ltd., 8.25%, 09/30/20(b)		222	166,991
Digicel Ltd., 6.00%, 04/15/21(b)		2,074	1,936,307
Matterhorn Telecom SA:
3.88%, 05/01/22	EUR	100	118,231
4.00%, 11/15/27		100	110,833
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 02/15/25(b)	USD	380	355,300
SBA Communications Corp., 4.00%, 10/01/22		299	292,344
Sprint Capital Corp.:
6.90%, 05/01/19		270	276,075
6.88%, 11/15/28		516	512,130
8.75%, 03/15/32		168	185,640
Sprint Communications, Inc., 7.00%, 03/01/20(b)		1,497	1,555,009
Sprint Corp.:
7.88%, 09/15/23		1,079	1,161,274
7.13%, 06/15/24		4,106	4,259,975
7.63%, 02/15/25		551	584,749
7.63%, 03/01/26		524	550,284
T-Mobile USA, Inc.:
6.38%, 03/01/25		292	303,680
6.50%, 01/15/26		429	453,534
4.50%, 02/01/26		510	486,412
4.75%, 02/01/28		361	339,990
Wind Tre SpA, 3.13%, 01/20/25	EUR	100	108,414

			14,408,494

Total Corporate Bonds — 50.4% (Cost — $343,952,316)			335,011,382

Floating Rate Loan Interests(e) — 86.5%

Aerospace & Defense — 0.9%
Accudyne Industries LLC, 2017 Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 08/18/24	USD	1,621	1,624,770
DAE Aviation Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.83%, 07/07/22		486	487,164
TransDigm, Inc., 2018 Term Loan F, (1 mo. LIBOR + 2.50%), 4.58%, 06/09/23		3,536	3,528,145
WP CPP Holdings LLC, 2018 Term Loan, (6 mo. LIBOR + 3.75%), 6.21%, 04/30/25		375	376,174

			6,016,253
Airlines — 0.0%
Northwest Airlines, Inc., Term Loan, (6 mo. LIBOR + 1.23%), 3.30%, 09/10/18(a)		75	75,384

Auto Components — 0.3%
Dayco Products LLC, 2017 Term Loan B, (3 mo. LIBOR + 4.25%), 6.56%, 05/19/23		936	934,817
USI, Inc., 2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 5.33%, 05/16/24		769	766,942

			1,701,759
Automobiles — 0.1%
CH Hold Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 02/01/24		884	886,428

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) August 31, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Banks — 0.1%
Capri Finance LLC, USD 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 5.59%, 11/01/24	USD	468	$465,312

Building Materials — 0.2%
Allied Universal HoldCo LLC, 2015 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.83%, 07/28/22		684	673,874
USAGM HoldCo LLC, 2015 2nd Lien Term Loan, (1 mo. LIBOR + 8.50%, 1.00% Floor), 10.58%, 07/28/23		395	389,940

			1,063,814
Building Products — 0.8%
Continental Building Products LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.25%), 4.33%, 08/18/23		370	370,098
CPG International, Inc., 2017 Term Loan, (6 mo. LIBOR + 3.75%, 1.00% Floor), 6.25%, 05/03/24		1,945	1,958,151
Jeld-Wen, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.00%), 4.33%, 12/14/24		940	939,692
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.59%, 12/19/23		1,858	1,862,318

			5,130,259
Capital Markets — 1.0%
Duff & Phelps Corp., 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.58%, 02/13/25		484	484,494
EIG Management Company, LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%), 6.06%, 02/22/25		1,572	1,580,952
Fortress Investment Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 12/27/22		1,374	1,378,410
Greenhill & Co., Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.84%, 10/12/22		1,412	1,422,388
RPI Finance Trust, Term Loan B6, (3 mo. LIBOR + 2.00%), 4.33%, 03/27/23		2,017	2,021,195

			6,887,439
Chemicals — 2.8%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.33%, 01/31/24		2,583	2,589,654
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 1.75%), 4.08%, 06/01/24		980	980,743
Charter NEX US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 05/16/24		1,341	1,338,432
Chemours Co. (The), 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.83%, 04/03/25		112	111,760
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 06/28/24		657	658,342
Encapsys LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 11/07/24		998	999,375
Evergreen Acqco 1 LP, Term Loan, (3 mo. LIBOR + 3.75%), 6.10%, 07/09/19		195	189,372
Invictus U.S. LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 8.83%, 03/25/26		390	389,513
Invictus US LLC, 1st Lien Term Loan, (2 mo. LIBOR + 3.00%), 5.20%, 03/28/25		1,504	1,508,653
LTI Holdings, Inc.(k):
2018 2nd Lien Term Loan, 08/10/26		352	350,680
2018 Add On 1st Lien Term Loan, 08/10/25		1,121	1,123,803

Security		Par (000)	Value
Chemicals (continued)
MacDermid, Inc.:
Term Loan B6, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 06/07/23	USD	1,687	$1,691,210
Term Loan B7, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.58%, 06/07/20		311	311,304
Oxea Holding Drei GmbH, 2017 Term Loan B2, (1 mo. LIBOR + 3.50%), 5.63%, 10/11/24		3,552	3,567,651
PQ Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.58%, 02/08/25		1,446	1,446,757
Tata Chemicals North America, Inc., Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.13%, 08/07/20		526	525,700
Vectra Co., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.33%, 03/08/25		1,065	1,063,221

			18,846,170
Commercial Services & Supplies — 5.5%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.25%), 4.21%, 11/10/23		1,924	1,927,284
Asurion LLC :
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.58%, 08/04/25		2,364	2,430,972
2017 Term Loan B4, (1 mo. LIBOR + 3.00%), 5.08%, 08/04/22		1,830	1,838,391
2018 Term Loan B6, (1 mo. LIBOR + 3.00%), 5.08%, 11/03/23		1,659	1,663,725
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 5.08%, 11/03/24		2,731	2,737,828
Camelot UK Holdco Ltd., 2017 Repriced Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 10/03/23		2,654	2,650,039
Catalent Pharma Solutions, Inc., Term Loan B, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.33%, 05/20/24		1,524	1,528,740
Creative Artists Agency LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.06%, 02/15/24		1,281	1,282,166
Dealer Tire LLC, 2017 Term Loan B, (6 mo. LIBOR + 3.25%, 1.00% Floor), 5.70%, 12/22/21(a)		64	61,882
EnergySolutions, LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.08%, 05/09/25(a)		489	492,056
Garda World Security Corp., 2017 Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.80%, 05/24/24		854	857,418
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75%, 1.00% Floor), 7.08%, 11/03/23		795	746,908
KAR Auction Services, Inc., Term Loan B5, (1 mo. LIBOR + 2.50%), 4.63%, 03/09/23		1,131	1,134,398
Prime Security Services Borrower LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 05/02/22		2,161	2,165,134
US Security Associates Holdings, Inc., 2016 Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.83%, 07/14/23		2,154	2,154,179
Verisure Holding AB, EUR Term Loan B1E, 10/20/22(k)	EUR	1,000	1,151,487
Verscend Holding Corp., 2018 Term Loan B, 08/09/25(k)	USD	5,163	5,192,119
West Corp., 2017 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.08%, 10/10/24		2,174	2,164,184
West Corporation, 2018 Term Loan B1, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 10/10/24		1,440	1,424,794

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) August 31, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Commercial Services & Supplies (continued)
Wrangler Buyer Corp., Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 09/27/24	USD	3,010	$3,023,235

			36,626,939
Communications Equipment — 0.8%
Avantor, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.08%, 11/21/24		3,213	3,248,820
Avaya, Inc. :
2018 Term Loan B, (1 mo. LIBOR + 4.25%), 6.31%, 12/15/24		1,530	1,539,673
Exit Term Loan B, 05/29/20(a)		935	—
CommScope, Inc., Term Loan B5, (1 mo. LIBOR + 2.00%), 4.08%, 12/29/22		216	216,705
Securus Technologies Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.58%, 11/01/24		578	577,701

			5,582,899
Construction & Engineering — 1.6%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.60%, 06/21/24		5,613	5,638,755
Engility Corp., Term Loan B1, (1 mo. LIBOR + 2.25%), 4.33%, 08/12/20		135	135,060
FrontDoor Inc, 2018 Term Loan B, (3 mo. LIBOR + 2.50%), 4.63%, 08/14/25		815	816,019
Pike Corp., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 03/23/25		1,006	1,012,533
SRS Distribution, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 5.44%, 05/23/25		2,050	2,001,214
USIC Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 12/08/23		1,033	1,037,467

			10,641,048
Construction Materials — 1.6%
Core & Main LP, 2017 Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.31%, 08/01/24		2,356	2,363,290
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.08%, 03/29/25		4,603	4,617,871
GYP Holdings III Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 06/01/25		2,621	2,596,455
Xella International GmbH, 2017 EUR Term Loan B, 04/11/24(k)	EUR	1,000	1,152,671

			10,730,287
Containers & Packaging — 1.1%
Berry Global, Inc., Term Loan Q, (3 mo. LIBOR + 2.00%), 4.19%, 10/01/22	USD	3,032	3,032,789
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.58%, 04/03/24		2,194	2,184,656
Flex Acquisition Co., Inc., 2018 Incremental Term Loan, (3 mo. LIBOR + 3.25%), 5.75%, 06/29/25		1,984	1,981,520

			7,198,965
Distributors — 0.7%
American Builders & Contractors Supply Co., Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 10/31/23		2,293	2,281,656
TriMark USA LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.58%, 08/28/24		2,646	2,641,862

			4,923,518

Security		Par (000)	Value
Diversified Consumer Services — 3.0%
AI Aqua Merger Sub, Inc., 2017 1st Lien Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 12/13/23	USD	1,343	$1,336,378
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 07/12/24		819	816,765
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (PRIME + 0.75%), 3.83%, 11/07/23		1,563	1,561,649
CHG PPC Parent LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 03/31/25(a)		660	657,525
Equian LLC, Add on Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.32%, 05/20/24		2,328	2,326,580
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 5.94%, 07/12/25(a)		1,501	1,504,753
J.D. Power and Associates, 1st Lien Term Loan, (1 mo. LIBOR + 4.25%, 1.00% Floor), 6.33%, 09/07/23		1,960	1,971,086
Nomad Foods Europe Midco Ltd., 2017 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.31%, 05/15/24		1,402	1,394,290
Serta Simmons Bedding LLC:
1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 11/08/23		2,481	2,123,278
2nd Lien Term Loan, (1 mo. LIBOR + 8.00%, 1.00% Floor), 10.07%, 11/08/24		862	594,660
ServiceMaster Co., 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 4.58%, 11/08/23		918	918,160
Spin Holdco, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.59%, 11/14/22		1,823	1,826,718
Uber Technologies, 2018 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.08%, 04/04/25		1,235	1,242,719
Weight Watchers International, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.75%), 7.05%, 11/29/24		1,784	1,803,295

			20,077,856
Diversified Financial Services — 1.2%
AlixPartners LLP, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 04/04/24		1,442	1,445,657
CRCI Holdings Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 5.58%, 07/31/25		627	628,047
CVS Holdings I LP, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 02/06/25		252	251,740
Edelman Financial Center LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 5.59%, 07/21/25		858	862,024
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 6.33%, 02/07/25		1,364	1,363,527
Global Business Travel Holdings Limited, 2018 Term Loan B, (3 mo. LIBOR + 2.50%), 4.84%, 07/20/25		456	457,710
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 07/03/24		1,525	1,533,488
Oryx Southern Delaware Holdings LLC, Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 02/09/25		1,102	1,078,352
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 6.59%, 07/30/25(a)		625	631,563

			8,252,108

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) August 31, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Diversified Telecommunication Services — 4.3%
CenturyLink, Inc. :
2017 Term Loan A, (1 mo. LIBOR + 2.75%), 4.83%, 11/01/22	USD	2,559	$2,553,948
2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 01/31/25		7,705	7,613,015
Frontier Communications Corp., Delayed Draw Term Loan A, (1 mo. LIBOR + 2.75%), 4.83%, 03/31/21		2,675	2,594,746
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 05/16/24		1,072	1,074,973
Level 3 Financing, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.32%, 02/22/24		2,685	2,687,368
MTN Infrastructure TopCo, Inc, 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 11/15/24		767	770,567
Sprint Communications, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 2.50%), 4.63%, 02/02/24		1,967	1,966,655
TDC A/S :
Term Loan, (EURIBOR + 3.50%), 3.50%, 05/31/25	EUR	1,000	1,163,141
USD Term Loan, (3 mo. LIBOR + 3.50%), 5.84%, 05/31/25	USD	1,382	1,392,365
Telenet Financing USD LLC, Term Loan AN, (1 mo. LIBOR + 2.25%), 4.31%, 08/15/26		4,625	4,565,892
Telesat Canada, Term Loan B4, (3 mo. LIBOR + 2.50%), 4.84%, 11/17/23		669	669,181
Virgin Media Investment Holdings Ltd., GBP Term Loan L, (LIBOR GBP + 3.25%), 3.97%, 01/15/27	GBP	1,400	1,797,697

			28,849,548
Electric Utilities — 0.4%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Term Loan, 11/10/18(a)	USD	2,375	—
Vistra Energy Corp., 1st Lien Term Loan B3, (1 mo. LIBOR + 2.00%), 4.06%, 12/31/25		2,680	2,673,300

			2,673,300
Electrical Equipment — 0.8%
EXC Holdings III Corp., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.83%, 12/02/24		871	878,243
Gates Global LLC, 2017 Repriced Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.08%, 04/01/24		3,200	3,214,990
MLN US HoldCo LLC, 2018 1st Lien Term Loan, 07/13/25(k)		1,034	1,037,877

			5,131,110
Energy Equipment & Services — 0.8%
Gavilan Resources LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%, 1.00% Floor), 8.08%, 03/01/24		1,500	1,449,375
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 02/12/25(a)		1,690	1,698,450
Ocean Rig UDW, Inc., Term Loan, (Fixed + 8.00%), 8.00%, 09/20/24		140	147,320
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 9.82%, 11/08/22(a)		770	785,400
Seadrill Partners Finco LLC, Term Loan B, (3 mo. LIBOR + 6.00%, 1.00% Floor), 8.33%, 02/21/21		856	797,816

Security		Par (000)	Value
Energy Equipment & Services (continued)
Weatherford International Ltd., Term Loan, (1 mo. LIBOR + 1.42%), 3.51%, 07/13/20	USD	665	$655,451

			5,533,812
Equity Real Estate Investment Trusts (REITs) — 1.8%
Capital Automotive LP, 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.58%, 03/24/24		571	570,314
DTZ U.S. Borrower LLC, 2018 Add On Term Loan B, (1 mo. LIBOR + 3.25%), 5.32%, 08/21/25		2,913	2,902,076
Iron Mountain, Inc., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.83%, 01/02/26		1,010	995,486
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 03/21/25		3,139	3,136,949
VICI Properties 1 LLC, Replacement Term Loan B, (1 mo. LIBOR + 2.00%), 4.07%, 12/20/24		4,029	4,026,379

			11,631,204
Food & Staples Retailing — 0.9%
Albertsons LLC, 2017 Term Loan B4, (1 mo. LIBOR + 2.75%), 4.83%, 08/25/21		751	749,738
Hearthside Food Solutions LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.06%, 05/23/25		701	695,305
Hostess Brands LLC, 2017 Repriced Term Loan, (1 mo. LIBOR + 2.25%), 4.33%, 08/03/22		1,792	1,785,298
US Foods, Inc., 2016 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 06/27/23		2,973	2,967,020

			6,197,361
Food Products — 1.3%
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 10/10/23		2,109	2,000,576
Dole Food Co., Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 04/06/24		761	758,812
JBS USA LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.50%), 4.83%, 10/30/22		1,945	1,943,488
Pinnacle Foods Finance LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.83%, 02/02/24		1,408	1,408,137
Reynolds Group Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 2.75%), 4.83%, 02/05/23		2,173	2,178,743

			8,289,756
Gas Utilities — 0.2%
AL Midcoast Holdings LLC, 2018 Term Loan B, (3 mo. LIBOR + 5.50%), 7.84%, 07/31/25		1,525	1,534,129

Health Care Equipment & Supplies — 2.1%
CryoLife, Inc., Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.33%, 11/14/24		1,736	1,744,956
DJO Finance LLC, 2015 Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.46%, 06/08/20		5,268	5,264,045
Immucor, Inc., Extended Term Loan B, (2 mo. LIBOR + 5.00%, 1.00% Floor), 7.17%, 06/15/21		3,368	3,404,397
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.32%, 06/30/25		3,609	3,607,324

			14,020,722
Health Care Providers & Services — 3.4%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.58%, 06/30/25		859	864,369

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) August 31, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Health Care Providers & Services (continued)
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.25%, 06/07/23	USD	2,743	$2,747,597
Concentra Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.84%, 06/01/22(a)		1,780	1,786,675
DaVita HealthCare Partners, Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 06/24/21		860	863,241
DentalCorp Perfect Smile ULC :
1st Lien Delayed Draw Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.09%, 06/06/25		185	30,646
1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.83%, 06/06/25		741	743,832
Diplomat Pharmacy, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.58%, 12/20/24		998	998,130
Envision Healthcare Corp., 2016 Term Loan B, (1 mo. LIBOR + 3.00%), 5.08%, 12/01/23		3,128	3,124,470
Gentiva Health Services, Inc.(a):
2018 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 6.13%, 07/02/25		1,173	1,180,550
2018 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%), 9.38%, 07/02/26		320	324,821
HCA, Inc., 2018 Term Loan B10, (1 mo. LIBOR + 2.00%), 4.08%, 03/13/25		963	967,400
Lifescan Global Corp., 2018 1st Lien Term Loan, 09/28/24(a)(k)		404	391,880
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.08%, 06/07/23		1,999	1,996,620
National Mentor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.00%), 5.33%, 01/31/21		660	662,004
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.58%, 10/20/22		1,307	1,307,751
NVA Holdings, Inc., Term Loan B3, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 02/02/25		1,893	1,884,479
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 02/06/24		1,117	1,065,738
Vizient, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 02/13/23		450	449,484
WP CityMD Bidco LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.83%, 06/07/24		913	910,500

			22,300,187
Health Care Services — 0.2%
Sound Inpatient Physicians :
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.08%, 06/27/25		753	754,258
Sound Inpatient Physicians (continued):
2018 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 8.83%, 06/26/26		418	418,522

			1,172,780
Health Care Technology — 0.7%
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 03/01/24		2,384	2,384,428
Press Ganey Holdings, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 10/23/23		1,812	1,814,976

Security		Par (000)	Value
Health Care Technology (continued)
Quintiles IMS, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 4.33%, 03/07/24	USD	279	$279,725

			4,479,129
Hotels, Restaurants & Leisure — 4.6%
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 1.75%), 4.10%, 10/19/24		1,294	1,290,315
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 4.21%, 09/15/23		1,048	1,053,074
Bronco Midstream Funding LLC, Term Loan B, (3 mo. LIBOR + 3.50%), 5.57%, 08/14/23		481	482,875
Burger King Newco Unlimited Liability Co., Term Loan B3, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.33%, 02/16/24		2,324	2,322,339
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 12/22/24		2,334	2,341,026
CCM Merger, Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 08/08/21		745	747,499
CEC Entertainment, Inc., Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 02/14/21		698	654,867
ESH Hospitality, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 08/30/23		1,752	1,748,595
Four Seasons Hotels Ltd., 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 4.08%, 11/30/23		212	211,587
GVC Holdings PLC, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.58%, 03/29/24		933	932,373
Hilton Worldwide Finance LLC, Term Loan B2, (1 mo. LIBOR + 1.75%), 3.81%, 10/25/23		740	742,394
IRB Holding Corp., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.32%, 02/05/25		1,503	1,509,739
KFC Holding Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.83%, 04/03/25		894	892,849
Lakeland Tours, LLC, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.34%, 12/15/24		1,041	1,045,839
Marriott Ownership Resorts, Inc., 2018 Term Loan B, 08/09/25(k)		1,346	1,347,683
Penn National Gaming, Inc., 2018 1st Lien Term Loan B, 08/14/25(k)		649	649,811
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 04/29/24		1,835	1,818,895
Sabre GLBL, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 02/22/24		1,214	1,215,530
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 4.83%, 08/14/24		1,515	1,510,485
Stars Group Holdings BV, 2018 Incremental Term Loan, (3 mo. LIBOR + 3.50%), 5.83%, 07/10/25		6,983	7,034,884
Tackle S.A.R.L, 2017 EUR Term Loan, 08/08/22(k)	EUR	1,000	1,157,604

			30,710,263
Household Products — 0.5%
Energizer Holdings, Inc., 2018 Term Loan B, 06/20/25(k)	USD	750	753,750
SIWF Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 6.31%, 06/15/25		1,050	1,051,313

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) August 31, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Household Products (continued)
Spectrum Brands, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 4.35%, 06/23/22	USD	1,741	$1,741,153

			3,546,216
Independent Power and Renewable Electricity Producers — 1.1%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.58%, 01/15/25		502	502,538
Calpine Corp., Term Loan B6, (3 mo. LIBOR + 2.50%), 4.84%, 01/15/23		652	652,593
Compass Power Generation LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 12/20/24		1,141	1,144,580
Granite Acquisition, Inc.:
Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor) , 5.84%, 12/19/21		1,614	1,624,245
Term Loan C, (3 mo. LIBOR + 3.50%, 1.00% Floor) 5.83%, 12/19/21		275	276,810
Kestrel Acquisition LLC/Hunterstown Generation Facility, 2018 Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 6.33%, 05/01/25		1,045	1,052,838
Nautilus Power LLC, Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 6.33%, 05/16/24		735	736,293
Terra-Gen Finance Co. LLC, Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 6.33%, 12/09/21(a)		1,515	1,340,530

			7,330,427
Industrial Conglomerates — 0.8%
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.31%, 11/30/23		3,539	3,534,249
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.19%, 11/28/21(a)		1,564	1,533,184

			5,067,433
Insurance — 2.1%
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.07%, 05/09/25		1,640	1,639,398
AmWINS Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 01/25/24		2,646	2,649,508
AssuredPartners, Inc., 2017 1st Lien Add-On Term Loan, (1 mo. LIBOR + 3.25%), 5.33%, 10/22/24		1,321	1,319,657
Davis Vision, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 12/02/24		686	684,490
Hub International Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 5.33%, 04/25/25		1,745	1,742,714
Sedgwick Claims Management Services, Inc.:
1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor) 4.83%, 03/01/21		2,476	2,469,738
2nd Lien Term Loan, (1 mo. LIBOR + 5.75%, 1.00% Floor), 7.88%, 02/28/22		2,360	2,365,900
Stratose Intermediate Holdings II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 06/22/23		1,121	1,126,343

			13,997,748
Internet & Direct Marketing Retail — 0.2%
Harbor Freight Tools USA, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.58%, 08/18/23		1,473	1,470,285

Security		Par (000)	Value
Internet Software & Services — 1.3%
Go Daddy Operating Co. LLC, 2017 Repriced Term Loan, (1 mo. LIBOR + 2.25%), 4.33%, 02/15/24	USD	2,105	$2,110,697
GTT Communications, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 05/31/25		238	233,418
Inmar Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 05/01/24		799	801,280
Intralinks, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 6.08%, 11/11/24		1,037	1,040,736
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.35%, 11/03/23		1,608	1,596,804
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.83%, 05/06/24		1,642	1,621,347
ZPG PLC, 2018 Term Loan B, 06/30/25(k)	GBP	1,000	1,295,646

			8,699,928
IT Services — 4.0%
Access CIG LLC :
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.83%, 02/27/25	USD	490	491,386
2018 2nd Lien Incremental Term Loan, (1 mo. LIBOR + 7.75%), 9.83%, 02/27/26		13	13,027
2018 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%), 9.83%, 02/27/26		207	207,070
2018 Incremental Term Loan, (1 mo. LIBOR + 3.75%), 5.83%, 02/27/25		58	58,036
Altran Technologies SA, 1st Lien Term Loan, (3 mo. LIBOR + 2.25%), 4.57%, 03/20/25		628	626,226
Blackhawk Network Holdings, Inc, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.18%, 06/15/25		1,411	1,415,321
First Data Corp., 2024 Term Loan, (1 mo. LIBOR + 2.00%), 4.07%, 04/26/24		6,176	6,165,203
Flexential Intermediate Corp., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 5.83%, 08/01/24		437	427,748
Greeneden US Holdings II LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.58%, 12/01/23		1,417	1,419,366
Learning Care Group, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 03/13/25		257	256,275
Optiv Security, Inc:
1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.31%, 02/01/24		3,314	3,206,762
2nd Lien Term Loan, (1 mo. LIBOR + 7.25%, 1.00% Floor), 9.31%, 02/01/25		500	481,875
Peak 10 Holding Corp., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 9.59%, 08/01/25		1,556	1,524,880
TKC Holdings, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.83%, 02/01/23		1,947	1,945,370
2017 2nd Lien Term Loan, (1 mo. LIBOR + 8.00%, 1.00% Floor), 10.08%, 02/01/24		1,504	1,499,172
Trans Union, LLC :
2018 Term Loan B4, (1 mo. LIBOR + 2.00%), 4.08%, 06/19/25		1,307	1,311,091
Term Loan B3, (1 mo. LIBOR + 2.00%), 4.08%, 04/10/23		2,486	2,490,333
Vantiv LLC, 2018 1st Lien Term Loan B3, (1 mo. LIBOR + 1.75%), 3.81%, 10/14/23		730	729,801

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) August 31, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
IT Services (continued)
WEX, Inc., 2017 Term Loan B2, (1 mo. LIBOR + 2.25%), 4.33%, 06/30/23	USD	2,274	$2,277,391

			26,546,333
Leisure Products — 0.1%
MND Holdings III Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.83%, 06/19/24(a)		802	806,912

Life Sciences Tools & Services — 0.1%
Albany Molecular Research, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 08/30/24		295	295,043
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 1.00% Floor), 9.08%, 08/30/25		75	74,953

			369,996
Machinery — 1.1%
Clark Equipment Co., 2018 Term Loan B, (3 mo. LIBOR + 2.00%), 4.33%, 05/18/24		814	813,662
Gardner Denver, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 07/30/24		1,274	1,277,392
Hayward Industries, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.58%, 08/05/24		899	900,912
Rexnord LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 4.06%, 08/21/24		659	660,869
Tecomet, Inc., 2017 Repriced Term Loan, (PRIME + 2.50%), 5.58%, 05/01/24		1,844	1,848,047
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.08%, 03/28/25		1,944	1,840,006

			7,340,888
Media — 8.0%
Altice Financing SA :
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.81%, 01/31/26		1,374	1,325,048
2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.81%, 07/15/25		258	249,811
Altice France SA, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 6.07%, 08/14/26		5,971	5,803,573
Altice US Finance I Corp., 2017 Term Loan, (1 mo. LIBOR + 2.25%), 4.33%, 07/28/25		2,333	2,328,499
Charter Communications Operating LLC :
2017 Term Loan A2, (1 mo. LIBOR + 1.50%), 3.58%, 03/31/23		2,593	2,590,211
2017 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 04/30/25		4,990	4,990,102
CSC Holdings LLC :
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.25%), 4.31%, 07/17/25		1,969	1,959,714
2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.56%, 01/25/26		1,601	1,601,388
Getty Images, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 5.58%, 10/18/19		121	117,412
Intelsat Jackson Holdings SA, 2017 Term Loan B4, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.56%, 01/02/24		1,714	1,796,574
Learfield Communications LLC :
2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 12/01/23(a)		185	186,516
2017 1st Lien Term Loan, 12/01/23(a)(k)		1,354	1,362,395
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.31%, 03/24/25		1,328	1,326,340

Security		Par (000)	Value
Media (continued)
Live Nation Entertainment, Inc., Term Loan B3, (1 mo. LIBOR + 1.75%), 3.88%, 10/31/23	USD	596	$595,494
Meredith Corp., Term Loan B, (1 mo. LIBOR + 3.00%), 5.08%, 01/31/25		1,277	1,280,112
MH Sub I LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.83%, 09/13/24		801	803,969
Mission Broadcasting, Inc., 2017 Term Loan B2, (3 mo. LIBOR + 2.50%), 4.58%, 01/17/24		119	118,900
Nexstar Broadcasting, Inc., 2017 Term Loan B2, (3 mo. LIBOR + 2.50%), 4.58%, 01/17/24		871	873,734
Numericable Group SA, Term Loan B12, (3 mo. LIBOR + 3.68%), 5.75%, 01/31/26		676	648,332
PSAV Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.54%, 03/01/25		1,178	1,165,972
Radiate Holdco LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.08%, 02/01/24		933	927,355
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.06%, 09/28/23		3,193	3,195,235
Tribune Media Co., Term Loan C, (1 mo. LIBOR + 3.00%), 5.08%, 01/27/24		3,113	3,119,131
Unitymedia Finance LLC :
Term Loan B, (1 mo. LIBOR + 2.25%), 4.31%, 09/30/25		2,300	2,294,549
USD Term Loan D, 01/15/26(k)		160	159,622
Unitymedia Hessen GmbH & Co. KG, 2018 Term Loan E, (1 mo. LIBOR + 2.00%), 4.06%, 06/01/23		933	931,678
Univision Communications, Inc., Term Loan C5, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 03/15/24		843	808,661
Virgin Media Bristol LLC, 2017 Term Loan, (1 mo. LIBOR + 2.50%), 4.56%, 01/15/26		5,346	5,342,365
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.83%, 05/18/25		2,684	2,668,916
Ziggo Secured Finance Partnership, Term Loan E, (1 mo. LIBOR + 2.50%), 4.56%, 04/15/25		2,898	2,847,677

			53,419,285
Metals & Mining — 0.3%
AMG Advanced Metallurgical Group N.V., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.08%, 01/29/25		1,134	1,132,882
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (1 mo. LIBOR + 4.50%), 6.58%, 07/24/25		768	774,720
Preferred Proppants LLC, Term Loan B2, (3 mo. LIBOR + 7.75%), 10.08%, 07/27/20(a)		263	236,255

			2,143,857
Multiline Retail — 0.3%
Eyemart Express LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.13%, 08/04/24		928	929,732
Hudson’s Bay Co., 2015 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.31%, 09/30/22		883	845,424
Neiman Marcus Group, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 10/25/20		496	459,967

			2,235,123
Oil & Gas Equipment & Services — 0.3%
McDermott Technology Americas, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.08%, 05/10/25		1,753	1,769,853

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) August 31, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Oil, Gas & Consumable Fuels — 2.8%
BCP Raptor LLC, Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 6.33%, 06/24/24	USD	2,344	$2,268,089
Brazos Delaware II LLC, Term Loan B, (1 mo. LIBOR + 4.00%), 6.08%, 05/21/25		1,410	1,396,337
California Resources Corp.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 4.75%, 1.00% Floor), 6.82%, 12/31/22		1,922	1,948,428
Second Out Term Loan, (1 mo. LIBOR + 10.37%, 1.00% Floor), 12.44%, 12/31/21		1,895	2,095,169
Chesapeake Energy Corp., Term Loan, (1 mo. LIBOR + 7.50%, 1.00% Floor), 9.58%, 08/23/21		2,457	2,561,487
CONSOL Energy, Inc. :
1st Lien Term Loan A, (1 mo. LIBOR + 4.25%), 6.33%, 11/26/21(a)		295	297,213
1st Lien Term Loan B, (1 mo. LIBOR + 6.00%, 1.00% Floor), 8.08%, 11/28/22		776	795,014
EG Group Ltd., 2018 Term Loan B, (3 mo. LIBOR + 4.00%), 6.27%, 02/07/25		738	737,840
EWT Holdings III Corp., 2017 Repriced Term Loan, (1 mo. LIBOR + 3.00%), 5.08%, 12/20/24		114	114,511
GIP III Stetson I LP, 2018 Term Loan B, 07/19/25(k)		989	995,804
Lucid Energy Group II LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 02/17/25		1,576	1,550,439
Medallion Midland Acquisition LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 10/30/24		1,224	1,211,098
Vine Oil & Gas LP, Term Loan B, (1 mo. LIBOR + 6.87%, 1.00% Floor), 8.95%, 12/12/21(a)		1,148	1,148,000
Woodford Express LLC, 2018 Term Loan B, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.08%, 01/17/25		1,407	1,395,054

			18,514,483
Personal Products — 0.9%
Clover Merger Sub, Inc. :
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.58%, 09/26/24		3,623	3,436,966
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%), 9.83%, 09/26/25		1,656	1,469,700
Prestige Brands, Inc., Term Loan B4, (1 mo. LIBOR + 2.00%), 4.08%, 01/26/24		1,284	1,282,116

			6,188,782
Pharmaceuticals — 2.7%
Akorn, Inc., Term Loan B, (1 mo. LIBOR + 4.75%, 1.00% Floor), 6.88%, 04/16/21		1,454	1,406,420
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.63%, 05/04/25		3,294	3,314,827
Endo Luxembourg Finance Company I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.38%, 04/29/24		1,272	1,278,603
Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan, (1 Week LIBOR + 2.25%), 4.21%, 01/31/25		3,167	3,179,389
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.58%, 08/18/22		3,560	3,556,289
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.08%, 06/01/25		4,893	4,908,315

			17,643,843

Security		Par (000)	Value
Professional Services — 1.0%
Cast and Crew Payroll LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 09/27/24	USD	2,239	$2,234,462
Information Resources, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.57%, 01/18/24		765	768,818
ON Assignment, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 04/02/25		1,012	1,011,843
PricewaterhouseCoopers LLP, 2018 Term Loan, (1 mo. LIBOR + 3.25%), 5.33%, 05/01/25(a)		880	882,200
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.50%), 7.69%, 07/20/25		1,220	1,216,950
Sterling Infosystems, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 06/20/22		302	299,844

			6,414,117
Real Estate Management & Development — 1.1%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.33%, 04/18/24		3,586	3,584,695
Realogy Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.32%, 02/08/25		2,587	2,591,316
SMG Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.33%, 01/23/25		1,315	1,316,381

			7,492,392
Semiconductors & Semiconductor Equipment — 0.5%
Microchip Technology Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 05/29/25		2,900	2,894,577
ON Semiconductor Corp., 2018 1st Lien Term Loan B, (1 mo. LIBOR + 1.75%), 3.83%, 03/31/23		312	312,472

			3,207,049
Software — 8.8%
Almonde, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 06/13/24		1,077	1,071,820
Applied Systems, Inc.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.33%, 09/19/24		1,924	1,930,582
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 9.33%, 09/19/25		470	482,003
Aptean, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.59%, 12/20/22		1,101	1,103,430
Barracuda Networks, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.31%, 02/12/25		908	907,725
BMC Software Finance, Inc. :
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.33%, 09/10/22		1,330	1,330,387
2018 USD Term Loan B, 09/01/25(k)		4,468	4,469,803
Cypress Intermediate Holdings III, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 04/27/24		1,213	1,210,858
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor), 8.83%, 04/27/25		740	744,070
Dell, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 4.08%, 09/07/23		1,988	1,986,847
Digicel International Finance Ltd., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 5.57%, 05/28/24		1,160	1,082,505
DTI Holdco, Inc., 2018 Term Loan B, (1 mo. LIBOR + 4.75%, 1.00% Floor), 6.94%, 09/30/23		1,106	1,102,502

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) August 31, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Software (continued)
Flexera Software LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 02/26/25	USD	564	$563,728
Hyland Software, Inc. :
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.33%, 07/01/22		1,365	1,371,982
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 9.08%, 07/07/25		675	682,384
Infor (US), Inc., Term Loan B6, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 02/01/22		2,315	2,316,028
Informatica Corp., 2018 Term Loan, (1 mo. LIBOR + 3.25%), 5.33%, 08/05/22		3,111	3,125,021
IQOR US, Inc., Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.34%, 04/01/21		1,089	964,218
Kronos, Inc. :
2017 Term Loan B, (3 mo. LIBOR + 3.00%), 5.34%, 11/01/23		2,582	2,587,592
2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 10.59%, 11/01/24		1,175	1,199,475
MA FinanceCo. LLC, Term Loan B3, (1 mo. LIBOR + 2.50%), 4.58%, 06/21/24(a)		172	172,007
McAfee LLC, 2017 Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.57%, 09/30/24		1,473	1,484,511
Mitchell International, Inc. :
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.33%, 11/29/24		4,015	4,004,355
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 9.33%, 12/01/25		1,180	1,178,820
PowerSchool, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.33%, 08/01/25		849	845,816
Project Alpha Intermediate Holding, Inc., 2017 Term Loan B, (6 mo. LIBOR + 3.50%, 1.00% Floor), 5.99%, 04/26/24		773	772,669
Project Leopard Holdings, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.08%, 07/07/23(a)		854	856,762
Renaissance Learning, Inc., 2018 Add On Term Loan, (3 mo. LIBOR + 3.25%), 5.58%, 05/30/25		605	602,731
SolarWinds Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.08%, 02/05/24		3,157	3,166,006
Solera LLC, Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 03/03/23		2,295	2,291,795
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.58%, 09/30/22		1,724	1,728,323
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.33%, 04/16/25		858	858,582
SS&C Technologies Inc. :
2018 Term Loan B3, (1 mo. LIBOR + 2.25%), 4.33%, 04/16/25		2,207	2,208,088
2018 Term Loan B5, 04/16/25(k)		1,599	1,599,336
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 4.33%, 07/08/22		1,383	1,385,314
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 3.00%), 5.08%, 05/01/24		2,787	2,791,838
Tibco Software, Inc., Repriced Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 12/04/20		2,201	2,205,561

			58,385,474
Specialty Retail — 1.2%
Academy Ltd., 2015 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.08%, 07/01/22		1,870	1,535,560

Security		Par (000)	Value
Specialty Retail (continued)
Belron Finance US LLC, Term Loan B, (3 mo. LIBOR + 2.50%), 4.84%, 11/07/24	USD	274	$274,424
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, (1 mo. GBP LIBOR + 4.50%), 5.25%, 06/23/25	GBP	1,000	1,286,079
Leslie’s Poolmart, Inc., 2016 Term Loan, (2 mo. LIBOR + 3.50%, 1.00% Floor), 5.70%, 08/16/23	USD	1,366	1,365,192
Michaels Stores, Inc., 2018 Term Loan B, (3 mo. LIBOR + 2.50%, 1.00% Floor), 4.57%, 01/28/23		649	646,203
Party City Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 5.05%, 08/19/22		404	405,805
Petco Animal Supplies, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.59%, 01/26/23		498	363,155
Research Now Group, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 7.86%, 12/20/24(a)		1,174	1,177,035
Staples, Inc., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.34%, 09/12/24		791	788,778
TruGreen LP, 2017 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.07%, 04/13/23		199	199,369

			8,041,600
Technology Hardware, Storage & Peripherals — 0.2%
Seattle Spinco, Inc., Term Loan B3, (1 mo. LIBOR + 2.50%), 4.58%, 06/21/24(a)		1,165	1,161,603

Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials Operations LLC, Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 7.58%, 08/12/22		2,456	2,462,530
Varsity Brands, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 12/15/24		483	482,835

			2,945,365
Thrifts & Mortgage Finance — 0.4%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.68%, 05/23/25		2,282	2,290,074

Trading Companies & Distributors — 1.1%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.32%, 01/02/25		2,351	2,337,732
HD Supply, Inc. :
Term Loan B3, (3 mo. LIBOR + 2.25%), 4.32%, 08/13/21		1,234	1,239,606
Term Loan B4, (3 mo. LIBOR + 2.50%), 4.57%, 10/17/23		1,887	1,897,777
LSF9 Cypress Holdings LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.25%), 5.31%, 08/13/25		1,080	1,081,350
Nexeo Solutions LLC, 2017 Repriced Term Loan, (3 mo. LIBOR + 3.25%), 5.58%, 06/09/23		240	241,258
Oxbow Carbon LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 3.75%), 5.83%, 01/04/23		377	379,449

			7,177,172
Transportation — 0.4%
Direct ChassisLink, Inc., 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%), 8.08%, 06/15/23(a)		640	640,000
Safe Fleet Holdings LLC,:
2018 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.09%, 02/01/25		1,376	1,364,505
2018 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor), 8.84%, 02/01/26		735	730,715

			2,735,220

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) August 31, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Utilities — 0.2%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.32%, 11/28/24(a)	USD	991	$992,982

Wireless Telecommunication Services — 1.4%
Geo Group, Inc. (The), 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 03/22/24		1,486	1,479,499
Ligado Networks LLC, PIK Exit Term Loan (9.75% PIK), 9.75%, 12/07/20(g)		7,593	6,163,493
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 04/11/25		1,901	1,894,075

			9,537,067

Total Floating Rate Loan Interests — 86.5% (Cost — $577,352,247)			575,101,246

	Beneficial Interest (000)
Other Interests(l) — 0.0%

IT Services — 0.0%
Millennium Corp.(a)(c)		1,156	—
Millennium Lender Claims(a)(c)		1,084	—

Total Other Interests — 0.0% (Cost — $—)			—

	Par (000)
Preferred Securities — 1.4%

Capital Trusts — 1.1%

Banks — 0.2%
Banco Santander SA, 6.25%(i)(j)		100	116,800
Cooperatieve Rabobank UA, 6.63%(i)(j)		200	261,241
Erste Group Bank AG, 6.50%(i)(j)		200	251,302
Hongkong & Shanghai Banking Corp. Ltd., Series 3H, 2.56%(e)(j)		100	76,869
Intesa Sanpaolo SpA, 7.00%(i)(j)		400	477,546
National Westminster Bank PLC, Series C, 2.63%(d)(j)		100	80,700

			1,264,458
Capital Markets — 0.1%
Goldman Sachs Group, Inc., Series P, 5.00%(d)(j)		377	356,639

Chemicals — 0.0%
Solvay Finance SA, 5.12%(i)(j)		100	126,237

Diversified Financial Services — 0.7%
ATF Netherlands BV, 3.75%(i)(j)		100	117,460
Bank of America Corp.(i)(j):
Series AA, 6.10%		742	781,512
Series X, 6.25%		1,100	1,160,500
Barclays PLC, 7.25%(i)(j)		200	268,396
Credit Agricole SA, 6.50%(i)(j)		100	127,788
HBOS Capital Funding LP, 6.85%(j)		200	201,720
HSBC Holdings PLC(i)(j):
6.00%		600	581,280
6.25%		200	200,760
JPMorgan Chase & Co., Series V, 5.00%(i)(j)		780	786,474
Royal Bank of Scotland Group PLC, 8.63%(i)(j)		246	263,318
UBS Group Funding Switzerland AG, 5.00%(d)(j)		200	172,500

			4,661,708

Security		Par (000)	Value
Diversified Telecommunication Services — 0.1%
Telefonica Europe BV( i)(j):
3.75%	USD	100	$117,626
4.20%		200	239,712
5.00%		100	121,969

			479,307
Electric Utilities — 0.0%
Enel SpA, 7.75%, 09/10/75(i)		100	142,181
Origin Energy Finance Ltd., 4.00%, 09/16/74(i)		100	119,337
RWE AG, 2.75%, 04/21/75(i)		10	11,856

			273,374
Oil, Gas & Consumable Fuels — 0.0%
Gas Natural Fenosa Finance BV, 3.38%(d)(j)		100	114,914
Repsol International Finance BV, 4.50%, 03/25/75(i)		100	123,459

			238,373

Total Capital Trusts — 1.1% (Cost — $7,252,618)			7,400,096

	Shares
Preferred Stock

Capital Markets — 0.1%
Goldman Sachs Group, Inc., Series J, 5.50%(i)(j)		13,550	354,062

Total Preferred Stocks — 0.1% (Cost — $338,750)			354,062

Trust Preferred

Diversified Financial Services — 0.2%
GMAC Capital Trust I, Series 2 (3 mo. LIBOR US + 5.79%), 7.62%, 2/15/40(i)		59,219	1,587,069
Total Trust Preferreds — 0.2% (Cost — $1,547,459)			1,587,069

Total Preferred Securities— 1.4% (Cost — $9,138,827)			9,341,227

Warrants — 0.0%

Metals & Mining — 0.0%
AFGlobal Corp. (Expires12/20/20)(a)		5,283	—

Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)(a)		3,049	—

Transportation Infrastructure — 0.0%
Turbo Cayman Ltd. (Strike Price $0.01)(a)		1	—

Total Warrants — 0.0% (Cost — $30)			—

Total Long-Term Investments — 148.1% (Cost — $1,010,020,855)			984,298,288

Options Purchased — 0.0% (Cost — $5,867)			—

Total Investments — 148.1% (Cost — $1,010,026,722)			984,298,288
Liabilities in Excess of Other Assets — (48.1)%			(319,571,405)

Net Assets — 100.0%			$664,726,883

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) August 31, 2018	BlackRock Debt Strategies Fund, Inc. (DSU)

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Variable rate security. Rate shown is the rate in effect as of period end.
(f)	When-issued security.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(j)	Perpetual security with no stated maturity date.
(k)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(l)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

During the six months ended August 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 02/28/18	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	—	—	$—	$34,810	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Euro Stoxx 50 Index	1	09/21/18	$39	$(362)
Euro Stoxx 600 Index	1	09/21/18	9	(449)

				(811)

Short Contracts:
Euro Bobl	1	09/06/18	154	(964)
10-Year U.S. Treasury Note	2	12/19/18	241	(237)
Long Gilt	1	12/27/18	159	(338)
5-Year U.S. Treasury Note	1	12/31/18	113	(154)

				(1,693)

				$(2,504)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	121,000	USD	154,002	Citibank N.A.	09/06/18	$2,874
USD	867,604	EUR	739,000	State Street Bank and Trust Co.	09/06/18	9,750
USD	12,104,024	EUR	10,309,000	UBS AG	09/06/18	137,014
USD	4,776,575	GBP	3,635,000	Toronto-Dominion Bank	09/06/18	63,808
USD	12,738,621	EUR	10,923,000	Barclays Bank PLC	10/04/18	32,420
USD	115,922	EUR	99,000	HSBC Bank PLC	10/04/18	760
USD	367,161	EUR	315,000	HSBC Bank PLC	10/04/18	736
USD	5,116,069	GBP	3,934,000	JPMorgan Chase Bank N.A.	10/04/18	9,832

						257,194

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) August 31, 2018	BlackRock Debt Strategies Fund, Inc. (DSU)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,000,000	USD	1,162,143	Bank of America N.A.	09/06/18	$(1,312)
EUR	10,923,000	USD	12,712,187	Barclays Bank PLC	09/06/18	(32,427)
GBP	3,934,000	USD	5,110,266	JPMorgan Chase Bank N.A.	09/06/18	(9,846)
USD	897,675	EUR	775,000	Goldman Sachs International	09/06/18	(1,970)
USD	115,834	EUR	100,000	UBS AG	09/06/18	(249)
USD	548,184	GBP	425,000	Bank of America N.A.	09/06/18	(2,827)

						(48,631)

						$208,563

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	6	12/14/19	USD	942.86	USD	—	$—

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Chesapeake Energy Corp.	5.00%	Quarterly	12/20/21	CCC+	USD	620	$37,592	$(17,190)	$54,782
CDX North America High Yield Index, Series 29, Version 1	5.00	Quarterly	12/20/22	B+	USD	14,271	1,179,763	891,720	288,043
CDX North America High Yield Index, Series 30, Version 1	5.00	Quarterly	06/20/23	B+	USD	38,790	3,089,606	2,384,002	705,604
iTraxx XO, Series 29, Version 1	5.00	Quarterly	06/20/23	B+	EUR	105	11,886	12,352	(466)

							$4,318,847	$3,270,884	$1,047,963

(a)	Using Standard & Poor’s (S&P) rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Sell Protection

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	BB+	EUR	50	$(8,800)	$(1,884)	$(6,916)
Telecom Italia SpA/Milano	1.00	Quarterly	Citibank N.A.	12/20/22	BB+	EUR	30	(1,315)	(539)	(776)
Casino Guichard Perrachon SA	1.00	Quarterly	BNP Paribas S.A.	06/20/23	BB+	EUR	10	(1,979)	(979)	(1,000)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB+	EUR	10	(1,979)	(970)	(1,009)
Casino Guichard Perrachon SA	1.00	Quarterly	Bank of America N.A.	06/20/23	BB+	EUR	9	(1,831)	(1,387)	(444)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank N.A.	06/20/23	BB+	EUR	21	(4,106)	(2,934)	(1,172)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB+	EUR	5	(1,077)	(699)	(378)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank N.A.	06/20/23	BB+	EUR	9	(1,793)	(1,243)	(550)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB+	EUR	9	(1,795)	(1,244)	(551)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB+	EUR	4	(718)	(466)	(252)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank PLC	06/20/23	BB+	EUR	6	(1,146)	(715)	(431)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank PLC	06/20/23	BB+	EUR	44	(8,748)	(5,622)	(3,126)
Deutsche Bank AG	1.00	Quarterly	Goldman Sachs International	06/20/23	BBB-	EUR	50	(1,067)	(402)	(665)
Intrum Justitia AB	5.00	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	20	1,162	1,950	(788)
Intrum Justitia AB	5.00	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	50	2,905	5,160	(2,255)
Intrum Justitia AB	5.00	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	7	398	790	(392)
Intrum Justitia AB	5.00	Quarterly	Citibank N.A.	06/20/23	BB+	EUR	9	542	454	88
Intrum Justitia AB	5.00	Quarterly	Citibank N.A.	06/20/23	BB+	EUR	21	1,202	1,006	196
Jaguar Land Rover Automotive PLC	5.00	Quarterly	BNP Paribas S.A.	06/20/23	BB+	EUR	30	2,608	2,328	280
TDC A/S	1.00	Quarterly	Goldman Sachs International	06/20/23	BB+	EUR	20	(662)	(1,825)	1,163

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) August 31, 2018	BlackRock Debt Strategies Fund, Inc. (DSU)

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Thomas Cook Finance 2 PLC	5.00%	Quarterly	Goldman Sachs International	06/20/23	BB+	EUR	50	$7,399	$6,354	$1,045
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/25	B+	USD	185	(23,692)	(33,454)	9,762

								$(44,492)	$(36,321)	$(8,171)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$3,288,074	$(17,190)	$1,048,429	$(466)
OTC Derivatives	18,042	(54,363)	12,534	(20,705)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$257,194	$—	$—	$257,194
Swaps — centrally cleared
Net unrealized appreciation(a)	—	1,048,429	—	—	—	—	1,048,429
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	30,576	—	—	—	—	30,576

	$—	$1,079,005	$—	$257,194	$—	$—	$1,336,199

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$811	$—	$1,693	$—	$2,504
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	48,631	—	—	48,631
Swaps — centrally cleared
Net unrealized depreciation(a)	—	466	—	—	—	—	466
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	75,068	—	—	—	—	75,068

	$—	$75,534	$811	$48,631	$1,693	$—	$126,669

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) August 31, 2018	BlackRock Debt Strategies Fund, Inc. (DSU)

For the period ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$118	$—	$(5,919)	$—	$(5,801)
Forward foreign currency exchange contracts	—	—	—	1,217,393	—	—	1,217,393
Swaps	—	375,940	—	—	—	—	375, 940

	$—	$375,940	$118	$1,217,393	$(5,919)	$—	$1,587,532

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(1,306)	$—	$(2,065)	$—	$(3,371)
Forward foreign currency exchange contracts	—	—	—	(234,406)	—	—	(234,406)
Swaps	—	926,357	—	—	—		926,357

	$—	$926,357	$(1,306)	$(234,406)	$(2,065)	$—	$688,580

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$48,805
Average notional value of contracts — short	$669,928
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$35,279,993
Average amounts sold — in USD	$17,879,243
Credit default swaps:
Average notional value — buy protection	$117,894
Average notional value — sell protection	$57,505,907

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

	Assets	Liabilities
Futures contracts	$—	$1,248
Forward foreign currency exchange contracts	257,194	48,631
Swaps — Centrally cleared	95,969	—
Swaps — OTC(a)	30,576	75,068

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$383,739	$124,947
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(95,969)	(1,248)

Total derivative assets and liabilities subject to an MNA	$287,770	$123,699

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(c)
Barclays Bank PLC	$42,182	$(42,182)	$—	$—	$—
BNP Paribas S.A.	2,608	(1,979)	—	—	629
Citibank N.A.	4,618	(4,618)	—	—	—
Credit Suisse International	7,900	(3,435)	—	—	4,465
Goldman Sachs International	8,562	(4,862)	—	—	3,700
HSBC Bank PLC	1,496	—	—	—	1,496
JPMorgan Chase Bank N.A.	9,832	(9,832)	—	—	—
State Street Bank and Trust Co.	9,750	—	—	—	9,750
Toronto-Dominion Bank	63,808	—	—	—	63,808
UBS AG	137,014	(249)	—	—	136,765

	$287,770	$(67,157)	$—	$—	$220,613

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) August 31, 2018	BlackRock Debt Strategies Fund, Inc. (DSU)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)(d)
Bank of America N.A.	$5,970	$—	$—	$—	$5,970
Barclays Bank PLC	75,775	(42,182)	—	—	33,593
BNP Paribas S.A.	1,979	(1,979)	—	—	—
Citibank N.A.	7,214	(4,618)	—	—	2,596
Credit Suisse International	3,435	(3,435)	—	—	—
Goldman Sachs International	4,862	(4,862)	—	—	—
JPMorgan Chase Bank N.A.	24,215	(9,832)	—	—	14,383
UBS AG	249	(249)	—	—	—

	$123,699	$(67,157)	$—	$—	$56,542

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$56,960,333	$1,500,000	$58,460,333
Common Stocks	946,762	179,778	5,257,560	6,384,100
Corporate Bonds	—	323,806,970	11,204,412	335,011,382
Floating Rate Loan Interests	—	552,716,713	22,384,533	575,101,246
Preferred Securities	1,941,131	7,400,096	—	9,341,227
Unfunded Floating Rate Loan Interests(a)	—	468	—	468

	$2,887,893	$941,064,358	$40,346,505	$984,298,756

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$1,060,963	$—	$1,060,963
Forward foreign currency contracts	—	257,194	—	257,194
Liabilities:
Credit contracts	—	(21,171)	—	(21,171)
Forward foreign currency contracts	—	(48,631)	—	(48,631)
Equity contracts	(811)	—	—	(811)
Interest rate contracts	(1,693)	—	—	(1,693)

	$(2,504)	$1,248,355	$—	$1,245,851

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation).

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $306,000,000 is categorized as Level 2 within the disclosure hierarchy.

During the period ended August 31, 2018, there were no transfers between Level 1 and Level 2.

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) August 31, 2018	BlackRock Debt Strategies Fund, Inc. (DSU)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Rights	Total
Assets:
Opening balance, as of February 28, 2018	$3,224,021	$725,000	$10,179,073	$40,446,123	$37,223	$54,611,440
Transfers into Level 3(a)	—	—	—	8,531,463	—	8,531,463
Transfers out of Level 3(b)	—	(425,000)	—	(24,541,215)	—	(24,966,215)
Accrued discounts/premiums	—	—	—	50,240	—	50,240
Net realized gain (loss)	—	(5,625)	—	51,927	26,135	72,437
Net change in unrealized appreciation (depreciation)(c)(d)	1,494,097	—	826,197	(220,780)	(37,223)	2,062,291
Purchases	539,442	1,500,000	199,142	8,441,014	—	10,679,598
Sales		(294,375)	—	(10,374,239)	(26,135)	(10,694,749)

Closing balance, as of August 31, 2018	$5,257,560	$1,500,000	$11,204,412	$22,384,533	$—	$40,346,505

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2018(d)	$1,494,107	$—	$826,197	$(68,565)	$—	$2,251,739

(a)

As of February 28, 2018, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2018, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at the beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of February 28, 2018, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2018, the Fund used observable inputs in determining the value of the same investments. As a result, investments at the beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $23,809,153. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks	$5,257,556	Market	EBITDA Multiple(a)	7.13x - 7.75x	7.46x
			Volatility(b)	36%	—
			Time to Exit(b)	0.3 years	—
Corporate Bonds	11,204,412	Market	EBITDA Multiple(a)	7.75x	—
			Volatility(a)	36%	—
			Time to Exit(a)	0.3 years	—
Floating Rate Loan Interests	75,384	Income	Discount Rate(b)	6%	—

	$16,537,352

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.
(b)	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See notes to financial statements.

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

August 31, 2018

DSU

ASSETS
Investments at value — unaffiliated (cost — $1,010,026,722)	$984,298,288
Cash	273,981
Cash pledged:
Centrally cleared swaps	3,163,000
Futures contracts	11,000
Foreign currency at value (cost — $3,427)	3,451
Receivables:
Interest — unaffiliated	7,939,000
Investments sold	5,169,739
Variation margin on centrally cleared swaps	95,969
Dividends — affiliated	1,538
Swap premiums paid	18,042
Unrealized appreciation on:
Forward foreign currency exchange contracts	257,194
OTC swaps	12,534
Unfunded floating rate loan interests	468
Prepaid expenses	13,269
Other assets	26,329

Total assets	1,001,283,802

LIABILITIES
Payables:
Bank borrowings	306,000,000
Investments purchased	28,679,792
Interest expense	715,230
Investment advisory fees	449,624
Directors’ and Officer’s fees	339,819
Income dividend distributions	123,729
Variation margin on futures contracts	1,248
Other accrued expenses	123,778
Swap premiums received	54,363
Unrealized depreciation on:
Forward foreign currency exchange contracts	48,631
OTC swaps	20,705
Contingencies(a)	—

Total liabilities	336,556,919

NET ASSETS	$664,726,883

NET ASSETS CONSIST OF
Paid-in capital	$754,736,778
Distributions in excess of net investment income	(1,640,755)
Accumulated net realized loss	(64,093,015)
Net unrealized appreciation (depreciation)	(24,276,125)

NET ASSETS	$664,726,883

Net asset value, based on net assets of $664,726,883 and 52,858,693 shares outstanding, 400 million shares authorized, $0.10 par value	$12.58

(a)	See Note 12 of the Notes to Financial Statements for details of contingencies.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statement of Operations  (unaudited)

Six Months Ended August 31, 2018

DSU

INVESTMENT INCOME
Interest — unaffiliated	$28,615,626
Dividends — unaffiliated	68,021
Dividends — affiliated	34,810
Other income	92,208

Total investment income	28,810,665

EXPENSES
Investment advisory	2,731,807
Professional	189,022
Transfer agent	107,643
Accounting services	60,512
Directors and Officer	43,484
Custodian	35,163
Printing	24,594
Registration	15,162
Miscellaneous	49,895

Total expenses excluding interest expense	3,257,282
Interest expense	3,994,734

Total expenses	7,252,016
Less fees waived and/or reimbursed by the Manager	(1,493)

Total expenses after fees waived and/or reimbursed	7,250,523

Net investment income	21,560,142

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	1,112,319
Futures contracts	(5,801)
Forward foreign currency exchange contracts	1,217,393
Foreign currency transactions	119,308
Swaps	375,940

2,819,159

Net change in unrealized appreciation (depreciation) on:
Investments	(6,663,233)
Futures contracts	(3,371)
Forward foreign currency exchange contracts	(234,406)
Foreign currency translations	223,956
Swaps	926,357
Unfunded floating rate loan interests	(2,836)

(5,753,533)

Net realized and unrealized loss	(2,934,374)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,625,768

See notes to financial statements.

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	DSU
	Six Months Ended 08/31/18 (unaudited)	Year Ended 02/28/18 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$21,560,142	$46,719,970
Net realized gain	2,819,159	9,864,675
Net change in unrealized appreciation (depreciation)	(5,753,533)	(14,273,107)

Net increase in net assets resulting from operations	18,625,768	42,311,538

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income	(22,551,730)	(49,464,126)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(73,551,472)	(31,452,392)

NET ASSETS
Total decrease in net assets	(77,477,434)	(38,604,980)
Beginning of period	742,204,317	780,809,297

End of period	$664,726,883	$742,204,317

Distributions in excess of net investment income, end of period	$(1,640,755)	$(649,167)

(a)	Consolidated Statements of Changes in Net Assets through November 30, 2017.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statement of Cash Flows  (unaudited)

Six Months Ended August 31, 2018

DSU

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$18,625,768
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	372,592,030
Purchases of long-term investments	(268,062,776)
Amortization of premium and accretion of discount on investments and other fees	(53,174)
Paid-in-kind income	(1,151,855)
Net realized gain on investments	(972,511)
Net unrealized depreciation on investments, swaps, foreign currency translations and unfunded floating rate loan interests	6,860,291
(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	1,169,001
Dividends — affiliated	(531)
Variation margin on centrally cleared swaps	(95,969)
Swap premiums paid	288,853
Prepaid expenses	2,400
Other assets	8,625
Increase (Decrease) in Liabilities:
Cash received as collateral for OTC derivatives	(440,000)
Payables:
Investment advisory fees	(7,672)
Interest expense and fees	112,149
Directors’ and Officer’s	20,126
Variation margin on futures contracts	(111)
Variation margin on centrally cleared swaps	(47,143)
Other accrued expenses	(250,664)
Swap premiums received	51,679

Net cash provided by operating activities	128,648,516

CASH USED FOR FINANCING ACTIVITIES
Payments on redemption of Common Shares	(73,551,472)
Proceeds from bank borrowings	149,000,000
Payments for bank borrowings	(181,000,000)
Cash dividends paid to Common Shareholders	(22,571,283)

Net cash used for financing activities	(128,122,755)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$2,159

CASH
Net increase in restricted and unrestricted cash and foreign currency	527,920
Restricted and unrestricted cash and foreign currency at beginning of period	2,923,512

Restricted and unrestricted cash and foreign currency at end of period	$3,451,432

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$3,882,585

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY TO THE STATEMENT OF ASSETS AND LIABILITIES
	Six Months Ended 08/31/18	Year Ended 02/28/18
Cash	$273,981	$1,208,459
Cash Pledged:
Futures contracts	11,000	10,000
Centrally cleared swaps	3,163,000	1,602,000
Foreign currency at value	3,451	103,053

	$3,451,432	$2,923,512

See notes to financial statements.

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	DSU
	Six Months Ended 08/31/18 (Unaudited)		Year Ended February 28,				Year Ended February 29, 2016 (a)(b)		Year Ended February 28,
			2018 (a)		2017 (a)				2015 (a)(b)	2014 (a)(b)
Net asset value, beginning of period	$12.62		$12.70		$11.38		$12.87		$13.32	$13.15

Net investment income(c)	0.40		0.78		0.73		0.77		0.87	0.90
Net realized and unrealized gain (loss)	(0.03)		(0.04)		1.34		(1.46)		(0.43)	0.28

Net increase (decrease) from investment operations	0.37		0.74		2.07		(0.69)		0.44	1.18

Distributions(d)
From net investment income	(0.41)		(0.82)		(0.75)		(0.80)		(0.89)	(0.99)
From return of capital	—		—		—		—		—	(0.02)

Total distributions	(0.41)		(0.82)		(0.75)		(0.80)		(0.89)	(1.01)

Net asset value, end of period	$12.58		$12.62		$12.70		$11.38		$12.87	$13.32

Market price, end of period	$11.34		$11.47		$11.68		$9.96		$11.43	$12.24

Total Return(e)
Based on net asset value	3.34	%(f)	6.60	%(g)	19.57%		(4.73)%		4.15%	9.91%

Based on market price	2.49	%(f)	5.35%		25.53%		(6.03)%		0.66%	(0.81)%

Ratios to Average Net Assets
Total expenses	2.10	%(h)	1.86%		1.36	%(i)	1.18	%(j)	1.24%	1.38	%(k)

Total expenses after fees waived and/or reimbursed and paid indirectly	2.10	%(h)	1.85%		1.35	%(i)	1.18	%(j)	1.24%	1.38	%(k)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.94	%(h)	0.94%		0.87	%(i)	0.84	%(j)	0.89%	1.00	%(k)

Net investment income	6.24	%(h)	6.12%		6.04%		6.29%		6.68%	6.80%

Supplemental Data
Net assets, end of period (000)	$664,727		$742,204		$780,810		$709,236		$801,887	$829,737

Borrowings outstanding, end of period (000)	$306,000		$338,000		$318,000		$190,000		$295,000	$315,000

Asset coverage, end of period per $1,000 of bank borrowings	$3,173		$3,196		$3,455		$4,733		$3,719	$3,634

Portfolio turnover rate	25%		59%		55%		41%		54%	54%

(a)	Consolidated Financial Highlights through November 30, 2017.
(b)

Per share operating performance amounts have been adjusted to reflect a one-for-three reverse stock split effective after the close of trading on November 15, 2016 for the shareholders of record on November 15, 2016.

(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(h)	Annualized.
(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.
(j)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(k)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense and income tax would have been 1.31%, 1.31% and 0.94%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Debt Strategies Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a diversified, closed-end management investment company. The Fund is organized as a Maryland Corporation. The Fund determines and makes available for publication the net asset value (“NAV”) of its Common Shares on a daily basis.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of closed-end funds referred to as the Closed-End Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, if applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender,

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (unaudited) (continued)

not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Access CIG LLC	$61,212	$61,212	$61,404	$192
Access CIG LLC	11,131	11,131	11,154	23
DentalCorp Perfect Smile ULC	154,797	155,059	155,312	253

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (unaudited) (continued)

required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.55% of the average daily value of the Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities.

Expense Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended August 31, 2018, the amounts waived were $1,493.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Directors. For the six months ended August 31, 2018, the Fund did not waive investment advisory fees pursuant to these arrangements.

Directors and Officers: Certain Directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended August 31, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
$—	$70,178,129	$1,327,367

7.	PURCHASES AND SALES

For the six months ended August 31, 2018, purchases and sales of investments including paydowns and excluding short-term securities were $253,040,435 and $364,331,615, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended February 28, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of August 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of February 28, 2018, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires February 28,
No expiration date(a)	$50,320,575
2019	16,301,990

$66,622,565

(a)	Must be utilized prior to losses subject to expiration.

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,010,325,957

Gross unrealized appreciation	$11,514,081
Gross unrealized depreciation	(36,295,899)

Net unrealized depreciation	$(24,781,818)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to its shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

The Fund is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to the Fund. As of period end, the Fund has not received any notice to terminate. The Fund has granted a security interest in substantially all of its assets to SSB.

The SSB Agreement allows for the maximum commitment amount of $340,000,000.

Prior to May 1, 2018, the maximum commitment amount was $377,000,000.

Advances will be made by SSB to the Fund, at the Fund’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, the Fund paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statement of Operations as borrowing costs, if any. Advances to the Fund as of period end are shown in the Statement of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

The Fund may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the six months ended August 31, 2018, the average amount of bank borrowings and the daily weighted average interest rates for the Fund for loans under the revolving credit agreements was $300,027,174 and 2.64%, respectively.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (unaudited) (continued)

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

11.	CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 400 million shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

The Fund participates in an open market share repurchase program (the “Repurchase Program”) under which it may repurchase, from December 1, 2017 through November 30, 2018, up to 5% of its outstanding common shares based on common shares outstanding as of the close of business on November 30, 2017, subject to certain conditions. On September 7, 2018, the Fund announced a continuation of the Repurchase Program. Commencing on December 1, 2018, the Fund may repurchase through November 30, 2019, up to 5% of its common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Fund will purchase shares in any particular amounts. The total amount of the repurchase offer is reflected in the Fund’s Statement of Changes in Net Assets.

For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	Shares	Amount
Six months ended August 31, 2018	54,043	$609,513
Year ended February 28, 2018	2,707,359	31,452,392

On February 16, 2018, the Board approved the Fund’s adoption of a three-year discount management program (the “Program”) that is expected to end in 2020. Under the Program, the Fund intends to offer to repurchase its common shares based on three 3-month measurement periods if the Fund’s common shares trade at an average daily discount to NAV of more than 7.5% during a measurement period. The Board approved the Fund offering to repurchase 10% of its outstanding common shares for the first measurement period, which began on December 1, 2017 and ended on February 28, 2018, as the discount trigger was met. As a result of the first measurement period under the Program, the Fund conducted a tender offer for 10% of its outstanding shares of common stock. The tender offer expired on April 17, 2018 and the Fund purchased 5,879,192 common shares at a purchase price of $12.4068 per share, for a total amount of $72,941,959. The results of the second and third measurement

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

periods, and any action approved by the Board as a result, will be announced promptly after the end of each applicable measurement period. There is no guarantee that shareholders will be able to sell all of the shares that they desire to sell in any particular repurchase that is executed.

12.	CONTINGENCIES

In May 2015, the Motors Liquidation Company Avoidance Action Trust, as the Trust Administrator and Trustee of the General Motors bankruptcy estate, began serving amended complaints on defendants, which include former holders of certain General Motors debt (the “Debt”), in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. In addition to the Fund, the lawsuit also names over five hundred other institutional investors as defendants, some of which are also managed by BlackRock Advisors, LLC or its affiliates. The plaintiffs are seeking an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on the Debt. The holders received a full repayment of a term loan pursuant to a court order in the General Motors bankruptcy proceeding with the understanding that the Debt was fully secured at the time of repayment. The plaintiffs contend that the Fund and other defendants were not secured creditors at the time of the 2009 payments and therefore not entitled to the payments in full. The Fund cannot predict the outcome of the lawsuit, or the effect, if any, on the Fund’s NAV, in the event of an unfavorable outcome. Accordingly, no liability related to this matter is reflected in the financial statements. Management cannot determine the amount of loss that could potentially be realized by the Fund but does not expect any potential loss to exceed the payment of approximately $1,385,823 received in 2009.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend of $0.0685 per share on September 28, 2018 to Common Shareholders of record on September 14, 2018.

Additionally, DSU declared a net investment income dividend of $0.0685 per share on October 1, 2018 payable to Common Shareholders of record on October 15, 2018.

NOTES TO FINANCIAL STATEMENTS	47

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Debt Strategies Fund, Inc. (the “Fund”) met in person on April 24, 2018 (the “April Meeting”) and June 6-7, 2018 (the “June Meeting”) to consider the approval of the Fund’s investment advisory agreement (the “Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Manager is referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. The Board’s consideration of the Agreement is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, accounting, administrative, and shareholder services; oversight of the Fund’s service providers; marketing; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) the Fund’s adherence to its compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (n) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of the Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence and impact and sharing of potential economies of scale, if any, and the sharing of potential economies of scale with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder, and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2017. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”). The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the second quartile against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	49

Disclosure of Investment Advisory Agreement  (continued)

numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in first quartile, relative to the Expense Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the completion of the redemption of auction rate preferred securities for all of the BlackRock closed-end funds; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Fund for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Richard E. Cavanagh, Chair of the Board and Director

Karen P. Robards, Vice Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

As of the date of this report, the portfolio managers of DSU are James Keenan, Mitchell Garfin and David Delbos. Mr. Delbos joined DSU’s portfolio management team effective August 31, 2018. Mr. Delbos has been a Managing Director of BlackRock, Inc. since 2012.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Boston, MA 02116

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION	51

Additional Information

Proxy Results

The adjourned Annual Meeting of Shareholders was held on August 27, 2018 for shareholders of record on May 31, 2018, to elect director nominees for the Fund. There were no broker non-votes with regard to the Fund.

Shareholders elected the Class II Directors and Class III Director as follows:

Robert Fairbairn (a)		R. Glenn Hubbard (b )		W. Carl Kester (b)		John M. Perlowski (b)		Karen P. Robards (b)
Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
48,196,126	925,720	35,043,341	14,078,505	35,068,264	14,053,582	35,521,037	13,600,809	35,287,517	13,834,329

(a)	Class III
(b)	Class II

Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Frank J. Fabozzi and Catherine A. Lynch.

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

During the period there were no material changes in the Fund’s investment objectives or policies or to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. Except as disclosed on page 51, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time purchase shares of its common stock in open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are estimates that are subject to change based on the Fund’s investment experience during the remainder of the calendar year, are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year end.

August 31, 2018

Total Fiscal Year to Date Cumulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
$0.39933800	$—	$—	$0.01166200	$0.4110000	97%	0%	0%	3%	100%

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

Section 19(a) notices for the Fund, as applicable, are available on the BlackRock website at http:// www.blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	53

Glossary of Terms Used in this Report

Currency

EUR	Euro
GBP	British Pound
USD	U.S. Dollar

Portfolio Abbreviations

CLO	Collateralized Loan Obligation
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
PIK	Payment-In-Kind

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFDSU-8/18-SAR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The Fund is managed by a team of investment professionals comprised of James E. Keenan, Managing Director at BlackRock, Mitchell Garfin, Managing Director at BlackRock and David Delbos, Managing Director at BlackRock. Messrs. Keenan, Garfin, and Delbos are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Keenan, Garfin and Delbos have been members of the Fund’s management team since 2009, 2016 and 2018, respectively.

The information below is with respect to Mr. Delbos, who became a portfolio manager to the Fund on August 31, 2018.

Portfolio Manager	Biography
David Delbos	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2007 to 2011; Vice President of BlackRock, Inc. from 2005 to 2006.

(a)(2) As of August 31, 2018:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
David Delbos	13	24	20	0	0	4
	$27.59 Billion	$14.14 Billion	$8.86 Billion	$0	$0	$907.3 Million

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Mr. Delbos may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Delbos may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2018:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of August 31, 2018.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources.

Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to the portfolio manager, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($275,000 for 2018). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2018.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
David Delbos	None

(b) Effective August 31, 2018 David Delbos was added as a portfolio manager.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[3]
March 1-31, 2018	0[1]	0[1]	0[1]	2,222,132
April 1-30, 2018	5,879,192[2]	$12.4068[2]	5,879,192[2]	2,222,132
May 1-31, 2018	0[1]	0[1]	0[1]	2,222,132
June 1-30, 2018	0[1]	0[1]	0[1]	2,222,132
July 1-31, 2018	12,460[1]	$11.2339[1]	12,460[1]	2,209,672
August 1-31, 2018	41,583[1]	$11.2786[1]	41,583[1]	2,168,089
Total:	54,043[1]	$11.2683[1]	54,043[1]	2,168,089

[1] On September 6, 2017, the Fund announced a continuation of the open market share repurchase program, pursuant to which the Fund may repurchase, through November 30, 2018 up to 5% of its outstanding shares based on common shares outstanding on November 30, 2017, in open market transactions. On September 7, 2018, the Fund announced a further continuation of its open market share repurchase program. Commencing on December 1, 2018, the Fund may repurchase thorough November 30, 2019, up to 5% of its common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions.

[2] On February 16, 2018, the Fund announced the adoption of a three-year discount management program that is expected to end in 2020. Under the program, the Fund intends to offer to repurchase its common shares based on three 3-month measurement periods if the Fund’s common shares trade at an average daily discount to net asset value (“NAV”) of more than 7.5% during a measurement period. The Board approved the Fund offering to repurchase 10% of its outstanding common shares for the first measurement period, which began on December 1, 2017 and ended on February 28, 2018, as the discount trigger was met. This repurchase was conducted via a tender offer that commenced on March 16, 2018 and expired on April 17, 2018. There were no shares purchased under the open market share repurchase program during that time.

[3] Represents shares that may yet be purchased under the open market share repurchase program.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

  Companies – Not Applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Debt Strategies Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date: November 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date: November 2, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Debt Strategies Fund, Inc.

Date: November 2, 2018